UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

AB GLOBAL RISK ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2020

Date of reporting period: November 30, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

NOV    11.30.20

ANNUAL REPORT

AB GLOBAL RISK ALLOCATION FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Global Risk Allocation Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 1

ANNUAL REPORT

January 12, 2021

This report provides management’s discussion of fund performance for AB Global Risk Allocation Fund for the annual reporting period ended November 30, 2020.

The Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2020 (unaudited)

	6 Months	12 Months

AB GLOBAL RISK ALLOCATION FUND[1]

Class A Shares	14.99%	9.39%

Class C Shares	14.59%	8.57%

Advisor Class Shares[2]	15.19%	9.68%

Class R Shares[2]	14.79%	9.03%

Class K Shares[2]	14.98%	9.35%

Class I Shares[2]	15.14%	9.72%

Primary Benchmark: MSCI World Index	21.12%	14.52%

Blended Benchmark: 60% MSCI World Index / 40% Bloomberg Barclays Global Aggregate Bond Index	14.87%	12.70%

Bloomberg Barclays Global Aggregate Bond Index	5.56%	8.38%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2020, by 0.00% and 0.01%, respectively.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, and its blended benchmark, a 60% / 40% blend of MSCI World Index / Bloomberg Barclays Global Aggregate Bond Index, respectively, for the six- and 12-month periods ended November 30, 2020. The table also includes the individual performance of the Bloomberg Barclays Global Aggregate Bond Index.

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All share classes of the Fund underperformed the primary and blended benchmarks over the 12-month period, before sales charges. During the six-month period, all share classes of the Fund underperformed the primary benchmark, and all share classes except Class C and Class R outperformed the blended benchmark, before sales charges. Global equities strongly outperformed all other asset classes over both periods, and as the Fund is strategically diversified in multi-asset exposures, the Fund has a lesser exposure to global equities than the primary and blended benchmarks, which detracted from relative returns.

During both periods, global equities, interest-rate sensitive assets, commodities and Treasury inflation-protected securities (“TIPS”) exposures contributed positively to performance on an absolute basis.

During both periods, the Fund utilized derivatives for hedging and investment purposes in the form of futures, interest rate swaps, inflation swaps and total return swaps, which added to absolute returns, while currency forwards detracted; variance swaps and purchased options detracted for the six-month period and added for the 12-month period; credit default swaps and written options added for the six-month period and detracted for the 12-month period; purchased and written swaptions had no material impact for the six-month period and detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market equities recorded positive returns for the 12-month period ended November 30, 2020. Global equity markets erased losses from March when the COVID-19 pandemic triggered a sharp decline from all-time highs. Investor optimism was supported by expanded monetary and fiscal stimulus, signs of encouraging economic data, and a commitment to vaccine development. In response, global economies rebounded from record GDP contractions amid an early stage economic recovery. At the end of the period—despite surging infection rates—favorable news about the efficacy of potential COVID-19 vaccines, and clarity following the US elections, fueled a broad-based rally defined by a significant shift in market leadership. US mega-cap technology companies, which led equity markets throughout much of the year, underperformed relative to more economically sensitive cyclical stocks. The momentum reversal also benefited small-cap stocks, which outperformed large-cap stocks, and value stocks, which outperformed their growth-style peers. For the 12-month period, however, large-caps have performed better than small-caps, and growth stocks have outperformed value stocks significantly in most categories.

Global fixed-income market returns were positive yet volatile over the 12-month period. Central banks and governments enacted an unprecedented amount of monetary and fiscal stimulus to combat market illiquidity and cushion the negative economic impact of COVID-19, which set the stage for a rebound in risk assets following the initial sell-off in

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March. Government bonds rallied as interest rates were slashed. Risk assets rallied significantly in November when positive COVID-19 vaccine news extended the credit rally. Emerging-market investment-grade sovereign bonds led gains, followed by developed-market investment-grade and high-yield corporate bonds, as investors searched for higher yields in a period of falling interest rates. Emerging-market corporate bonds posted strong results, and emerging-market local-currency bonds also gained. Securitized assets advanced, particularly among commercial mortgage-backed securities. The US dollar declined against most developed-market currencies and was mixed against emerging-market currencies. Brent crude oil prices were volatile and fell about 19% due to an uncertain oil industry outlook. Copper prices advanced more than 30%, and gold rose 21% as a perceived inflation hedge.

The Fund’s Senior Investment Management Team uses proprietary quantitative signals along with fundamental research insights when allocating risk to equities, interest-rate exposure and inflation-sensitive assets. Over the 12-month period, the Fund mostly maintained its overweight in risk allocation to equities. Over the six-month period, the Fund reduced its risk allocation to interest-rate exposure and increased its inflation exposure, specifically to commodities. Within equities, the Fund held an overweight to emerging markets. Within interest-rate allocation, the Fund continued to underweight negative-yielding countries.

INVESTMENT POLICIES

The Fund invests dynamically in a number of global asset classes, including equity/credit, fixed-income and inflation-sensitive instruments. In making decisions on the allocation of assets among asset classes, the Adviser will use a risk-balanced approach. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material downside (“tail”) events. To execute this strategy, the Adviser assesses the volatility, tail loss and return potential of each asset. Fund assets are then allocated among asset classes so that no asset class dominates the expected tail loss of the Fund. This will generally result in the Fund having greater exposures to lower risk asset classes (such as fixed income) than to higher risk asset classes. The Adviser will make frequent adjustments to the Fund’s asset class exposures based on its determinations of volatility, tail loss and return potential.

The asset classes in which the Fund may invest include:

+	equity/credit: equity securities of all types and corporate fixed-income securities (regardless of credit quality, but subject to the limitations on high-yield securities set forth below)

(continued on next page)

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+	fixed-income: fixed-income securities of the US and foreign governments and their agencies and instrumentalities

+	inflation-sensitive: global inflation-indexed securities (including TIPS) and commodity-related instruments and derivatives (including commodity futures).

The Fund’s investments within each asset class are generally index-based—typically, portfolios of individual securities, derivatives or exchange-traded funds (“ETFs”) intended to track the performance of segments within each particular asset class. The inflation-sensitive asset class consists of instruments, the prices of which are affected directly or indirectly by the level and change in the rate of inflation, such as commodity derivatives.

Equity securities will comprise no more than 75% of the Fund’s investments. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by S&P Global Ratings, Moody’s Investors Service, Inc., or Fitch Ratings, which are commonly known as “junk bonds”). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund’s investments will generally be global in nature, and will generally include investments in both developed and emerging markets. The Fund typically invests at least 40% of its assets in securities of non-US companies and/or foreign countries and their agencies and instrumentalities unless conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its assets in such foreign securities.

Derivatives, particularly futures contracts and swaps, often provide more efficient and economical exposure to market segments than direct investments, and the Fund’s exposure to certain types of assets may at times be achieved partially or substantially through investment in derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions, the Adviser considers factors such as the risk and returns of these investments relative to direct investments and the cost of such transactions.

Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Fund’s assets may be held in cash or

(continued on next page)

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invested in cash equivalents to cover the Fund’s derivatives obligations, such as short-term US government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Fund’s aggregate exposure will substantially exceed its net assets (i.e., so that the Fund is effectively leveraged). In addition, the Fund may at times invest in shares of ETFs in lieu of making direct investments in securities.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest without limitation in commodities and commodities-related instruments. The Fund is subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the Fund’s currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may also cause the Fund to take on currency exposure for purposes other than hedging, relying on its fundamental and quantitative research with the goal of increasing returns or managing risk. Currency-related investments may include currencies acquired on a spot (i.e., cash) basis and currency-related derivatives, including forward currency exchange contracts and options on currencies.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI World Index and the Bloomberg Barclays Global Aggregate Bond Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value (“NAV”) when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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DISCLOSURES AND RISKS (continued)

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with ratings below investment-grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations hereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

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DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2010 TO 11/30/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Global Risk Allocation Fund Class A shares (from 11/30/2010 to 11/30/2020) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions. Prior to October 8, 2012 the Fund used a different strategy.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	9.39%	4.77%

5 Years	5.64%	4.73%

10 Years	5.92%	5.46%

CLASS C SHARES

1 Year	8.57%	7.57%

5 Years	4.85%	4.85%

10 Years	5.13%	5.13%

ADVISOR CLASS SHARES[1]

1 Year	9.68%	9.68%

5 Years	5.91%	5.91%

10 Years	6.20%	6.20%

CLASS R SHARES[1]

1 Year	9.03%	9.03%

5 Years	5.29%	5.29%

10 Years	5.58%	5.58%

CLASS K SHARES[1]

1 Year	9.35%	9.35%

5 Years	5.60%	5.60%

10 Years	5.89%	5.89%

CLASS I SHARES[1]

1 Year	9.72%	9.72%

5 Years	6.00%	6.00%

10 Years	6.32%	6.32%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.37%, 2.13%, 1.12%, 1.71%, 1.40% and 1.07% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	5.87%

5 Years	6.07%

10 Years	5.51%

CLASS C SHARES

1 Year	8.77%

5 Years	6.19%

10 Years	5.19%

ADVISOR CLASS SHARES[1]

1 Year	10.93%

5 Years	7.25%

10 Years	6.26%

CLASS R SHARES[1]

1 Year	10.24%

5 Years	6.64%

10 Years	5.64%

CLASS K SHARES[1]

1 Year	10.59%

5 Years	6.96%

10 Years	5.96%

CLASS I SHARES[1]

1 Year	10.89%

5 Years	7.35%

10 Years	6.38%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,149.90	$7.15	1.33%	$7.26	1.35%
Hypothetical**	$1,000	$1,018.35	$6.71	1.33%	$6.81	1.35%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$1,145.90	$11.21	2.09%	$11.32	2.11%
Hypothetical**	$1,000	$1,014.55	$10.53	2.09%	$10.63	2.11%
Advisor Class
Actual	$1,000	$1,151.90	$5.81	1.08%	$5.92	1.10%
Hypothetical**	$1,000	$1,019.60	$5.45	1.08%	$5.55	1.10%
Class R
Actual	$1,000	$1,147.90	$9.07	1.69%	$9.18	1.71%
Hypothetical**	$1,000	$1,016.55	$8.52	1.69%	$8.62	1.71%
Class K
Actual	$1,000	$1,149.80	$7.42	1.38%	$7.52	1.40%
Hypothetical**	$1,000	$1,018.10	$6.96	1.38%	$7.06	1.40%
Class I
Actual	$1,000	$1,151.40	$5.65	1.05%	$5.75	1.07%
Hypothetical**	$1,000	$1,019.75	$5.30	1.05%	$5.40	1.07%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

November 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $210.1

1

All data are as of November 30, 2020. The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.4% or less in the following: Argentina, Australia, Austria, Belgium, Bermuda, Brazil, Chile, Colombia, Finland, Ireland, Italy, Jordan, Mongolia, Norway, Portugal, South Africa, Spain, Turkey and United Arab Emirates.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 15

PORTFOLIO SUMMARY (continued)

November 30, 2020 (unaudited)

TEN LARGEST HOLDINGS1

Security	U.S. $ Value	Percent of Net Assets

U.S. Treasury Inflation Index	$89,796,679	42.7%

Japanese Government CPI Linked Bond Series 21	23,298,194	11.1

iShares Russell 2000 Value ETF	3,514,289	1.7

iShares Russell 1000 Value ETF – Class E	3,331,184	1.6

VanEck Vectors JP Morgan EM Local Currency Bond ETF – Class E	3,170,947	1.5

Mexico Government International Bond	1,327,207	0.6

iShares Global Energy ETF	946,631	0.5

Neste Oyj	312,719	0.2

Fidelity National Information Services, Inc.	289,251	0.1

Global Payments, Inc.	279,122	0.1

	$126,266,223	60.1%

1	Long-term investments.

16 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS

November 30, 2020

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 53.8%
Japan – 11.1%
Japanese Government CPI Linked Bond Series 21 0.10%, 03/10/2026	JPY	2,428,688	$23,298,194

United States – 42.7%
U.S. Treasury Inflation Index 0.25%, 01/15/2025 (TIPS)	U.S.$	14,941	15,916,902
0.375%, 07/15/2025 (TIPS)(a)(b)(c)		62,017	67,210,921
0.375%, 01/15/2027 (TIPS)(b)		6,066	6,668,856

			89,796,679

Total Inflation-Linked Securities (cost $108,068,696)			113,094,873

		Shares
COMMON STOCKS – 29.1%
Information Technology – 4.9%
Communications Equipment – 0.2%
Cisco Systems, Inc.		2,148	92,407
F5 Networks, Inc.(d)		462	75,218
Juniper Networks, Inc.		2,077	45,216
Motorola Solutions, Inc.		840	144,085
Nokia Oyj(d)		5,115	20,399
Telefonaktiebolaget LM Ericsson – Class B		4,594	56,395

			433,720

Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp. – Class A		1,084	141,798
Arrow Electronics, Inc.(d)		775	71,029
Avnet, Inc.		1,566	47,528
CDW Corp./DE		1,016	132,578
Corning, Inc.		2,176	81,426
Flex Ltd.(d)		3,294	53,461
FLIR Systems, Inc.		1,824	69,750
Hexagon AB – Class B(d)		836	69,680
TE Connectivity Ltd.		878	100,066
Trimble, Inc.(d)		1,320	79,028
Vontier Corp.(d)		269	8,923

			855,267

IT Services – 1.5%
Accenture PLC – Class A		613	152,692
Akamai Technologies, Inc.(d)		806	83,429
Alliance Data Systems Corp.		215	15,725
Amadeus IT Group SA – Class A		787	54,118
Atos SE(d)		247	22,546
Automatic Data Processing, Inc.		831	144,494

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Black Knight, Inc.(d)	362	$33,167
Broadridge Financial Solutions, Inc.	1,174	172,437
Capgemini SE	360	50,085
CGI, Inc.(d)	1,595	117,792
Cognizant Technology Solutions Corp. – Class A	1,099	85,865
DXC Technology Co.	635	13,913
Edenred	463	26,458
Fidelity National Information Services, Inc.	1,949	289,251
Fiserv, Inc.(d)	2,368	272,746
FleetCor Technologies, Inc.(d)	249	66,037
Gartner, Inc.(d)	575	87,400
Global Payments, Inc.	1,430	279,122
International Business Machines Corp.	502	62,007
Mastercard, Inc. – Class A	649	218,395
Paychex, Inc.	1,472	137,117
PayPal Holdings, Inc.(d)	1,263	270,434
Perspecta, Inc.	317	7,107
Sabre Corp.	2,420	27,225
VeriSign, Inc.(d)	824	165,393
Visa, Inc. – Class A	718	151,031
Western Union Co. (The) – Class W	3,117	70,320
Worldline SA/France(d)(e)	725	67,127

		3,143,433

Semiconductors & Semiconductor Equipment – 1.1%
Advanced Micro Devices, Inc.(d)	2,015	186,710
Analog Devices, Inc.	607	84,422
Applied Materials, Inc.	967	79,758
ASML Holding NV	269	116,876
Broadcom, Inc.	205	82,324
Infineon Technologies AG	1,599	56,414
Intel Corp.	1,884	91,091
KLA Corp.	609	153,450
Lam Research Corp.	384	173,821
Marvell Technology Group Ltd.	2,554	118,225
Maxim Integrated Products, Inc.	1,384	114,927
Microchip Technology, Inc.	789	106,034
Micron Technology, Inc.(d)	1,172	75,114
NVIDIA Corp.	256	137,231
NXP Semiconductors NV	516	81,745
Qorvo, Inc.(d)	444	69,566
QUALCOMM, Inc.	984	144,815
Skyworks Solutions, Inc.	431	60,844
STMicroelectronics NV	1,365	53,773
Texas Instruments, Inc.	847	136,579

18 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Xilinx, Inc.	811	$118,041

		2,241,760

Software – 1.4%
Adobe, Inc.(d)	449	214,833
ANSYS, Inc.(d)	635	214,668
Autodesk, Inc.(d)	395	110,691
BlackBerry Ltd.(d)	2,745	16,169
Cadence Design Systems, Inc.(d)	1,796	208,875
CDK Global, Inc.	1,015	48,619
Cerence, Inc.(d)(f)	343	31,127
Citrix Systems, Inc.	604	74,848
Constellation Software, Inc./Canada	106	131,268
Dassault Systemes SE	646	119,309
Fortinet, Inc.(d)	1,023	126,064
Intuit, Inc.	570	200,651
Micro Focus International PLC (ADR)(d)	345	1,580
Microsoft Corp.	995	213,000
NortonLifeLock, Inc.	1,835	33,452
Nuance Communications, Inc.(d)(f)	2,749	118,564
Open Text Corp.	1,658	73,191
Oracle Corp.	1,536	88,658
Palo Alto Networks, Inc.(d)	297	87,294
Sage Group PLC (The)	5,404	43,337
salesforce.com, Inc.(d)	534	131,257
SAP SE	466	56,254
ServiceNow, Inc.(d)	428	228,787
Splunk, Inc.(d)	575	117,404
Synopsys, Inc.(d)	974	221,585
VMware, Inc. – Class A(d)(f)	527	73,722
Workday, Inc. – Class A(d)	384	86,319

		3,071,526

Technology Hardware, Storage & Peripherals – 0.3%
Apple, Inc.	1,628	193,813
Dell Technologies, Inc. – Class C(d)	1,368	94,433
Hewlett Packard Enterprise Co.	3,043	33,595
HP, Inc.	2,579	56,558
NetApp, Inc.	1,082	57,682
Seagate Technology PLC	978	57,516
Western Digital Corp.	465	20,869
Xerox Holdings Corp.	1,717	37,585

		552,051

		10,297,757

Financials – 4.3%
Banks – 1.2%
ABN AMRO Bank NV (GDR)(d)(e)	1,125	11,517

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Agricultural Bank of China Ltd. – Class H	420,000	$159,471
Banco Bilbao Vizcaya Argentaria SA	3,189	14,767
Banco de Sabadell SA	16,277	6,346
Banco Santander SA(d)	3,802	11,026
Bank of America Corp.	1,350	38,016
Bank of China Ltd. – Class H	357,000	126,005
Bank of Communications Co., Ltd. – Class H	226,000	124,889
Bank of Ireland Group PLC(d)	2,334	7,313
Bank of Montreal	747	53,683
Bank of Nova Scotia (The)	862	41,948
Bankia SA	6,083	10,463
Bankinter SA	3,395	16,836
Barclays PLC(d)	10,110	17,943
BNP Paribas SA(d)	331	16,848
CaixaBank SA	4,609	11,791
Canadian Imperial Bank of Commerce	584	49,231
China CITIC Bank Corp., Ltd. – Class H	265,000	114,623
China Construction Bank Corp. – Class H	233,000	182,144
China Everbright Bank Co., Ltd. – Class H	345,000	134,571
China Minsheng Banking Corp., Ltd. – Class H	212,400	117,159
CIT Group, Inc.	697	23,343
Citigroup, Inc.	564	31,059
Citizens Financial Group, Inc.	745	24,332
Comerica, Inc.	403	19,828
Commerzbank AG(d)	2,045	12,623
Credit Agricole SA(d)	1,641	18,933
Danske Bank A/S(d)	858	14,125
DNB ASA(d)	1,818	32,781
Erste Group Bank AG(d)	821	23,557
Fifth Third Bancorp	1,167	29,572
First Republic Bank/CA	402	52,083
HSBC Holdings PLC	5,317	27,359
Huntington Bancshares, Inc./OH	2,387	28,835
ING Groep NV(d)	1,574	15,310
Intesa Sanpaolo SpA(d)	18,206	42,174
JPMorgan Chase & Co.	448	52,810
KBC Group NV(d)	411	28,610
KeyCorp	1,685	26,050
Lloyds Banking Group PLC(d)	36,308	17,051
M&T Bank Corp.	381	44,383
National Bank of Canada	1,132	62,706
Natwest Group PLC(d)	6,922	14,036
Nedbank Group Ltd.	313	2,467
Nordea Bank Abp (Helsinki)(d)	88	746
Nordea Bank Abp (Stockholm)(d)	3,090	26,408
People’s United Financial, Inc.	2,269	28,136

20 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

PNC Financial Services Group, Inc. (The)	291	$40,178
Raiffeisen Bank International AG(d)	1,044	19,920
Regions Financial Corp.	1,804	27,547
Royal Bank of Canada	718	58,636
Signature Bank/New York NY	215	24,121
Skandinaviska Enskilda Banken AB – Class A(d)	3,315	34,995
Societe Generale SA(d)	422	8,367
Standard Chartered PLC(d)	2,940	17,468
Svenska Handelsbanken AB – Class A(d)	2,923	29,603
Swedbank AB – Class A(d)	1,696	30,709
Toronto-Dominion Bank (The)	1,045	55,746
Truist Financial Corp.	1,653	76,732
UniCredit SpA(d)	1,079	11,200
US Bancorp	800	34,568
Wells Fargo & Co.	690	18,871

		2,454,568

Capital Markets – 1.1%
3i Group PLC	4,463	63,094
Affiliated Managers Group, Inc.	225	19,602
Ameriprise Financial, Inc.	250	46,310
Bank of New York Mellon Corp. (The)	853	33,369
BlackRock, Inc. – Class A	109	76,120
Brookfield Asset Management, Inc. – Class A	1,867	75,402
Charles Schwab Corp. (The)	1,564	76,292
CI Financial Corp.	2,261	29,631
CITIC Securities Co., Ltd. – Class H	80,000	179,934
CME Group, Inc. – Class A	377	65,986
Credit Suisse Group AG	1,310	16,593
Deutsche Bank AG(d)	1,113	12,339
Deutsche Boerse AG	355	59,133
Eaton Vance Corp.	655	43,872
Franklin Resources, Inc.	837	18,406
Goldman Sachs Group, Inc. (The)	162	37,354
Haitong Securities Co., Ltd. – Class H	98,800	84,923
Hargreaves Lansdown PLC	1,868	35,379
IGM Financial, Inc.	1,289	34,093
Intercontinental Exchange, Inc.	727	76,706
Invesco Ltd.	1,109	17,999
Investec PLC	4,737	11,663
Julius Baer Group Ltd.	634	36,545
London Stock Exchange Group PLC	1,249	134,707
Moody’s Corp.	325	91,761
Morgan Stanley	1,509	93,302
MSCI, Inc. – Class A	361	147,801
Nasdaq, Inc.	753	96,377

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Natixis SA(d)	3,393	$10,431
Ninety One PLC(d)	2,368	6,657
Northern Trust Corp.	412	38,365
Partners Group Holding AG	68	73,316
Quilter PLC(e)	3,254	5,997
Raymond James Financial, Inc.	418	38,017
S&P Global, Inc.	311	109,404
Schroders PLC	944	40,339
SEI Investments Co.	695	36,661
St. James’s Place PLC	2,130	28,535
Standard Life Aberdeen PLC	11,793	42,050
State Street Corp.	421	29,672
T. Rowe Price Group, Inc.	627	89,918
UBS Group AG	1,814	25,730

		2,289,785

Consumer Finance – 0.1%
Ally Financial, Inc.	1,228	36,410
American Express Co.	516	61,192
Capital One Financial Corp.	376	32,201
Discover Financial Services	568	43,265
Navient Corp.	1,339	12,546
Provident Financial PLC(d)	1,368	5,049
Synchrony Financial	1,033	31,476

		222,139

Diversified Financial Services – 0.4%
Berkshire Hathaway, Inc. – Class B(d)	231	52,878
Element Fleet Management Corp.	3,194	32,488
EXOR NV	480	33,576
Groupe Bruxelles Lambert SA (Brussels)	600	58,492
Groupe Bruxelles Lambert SA (Zurich)	643	62,613
IHS Markit Ltd.	1,109	110,301
Industrivarden AB – Class C(d)	1,828	55,937
Investor AB – Class B	902	62,617
Jefferies Financial Group, Inc.	1,464	33,277
Kinnevik AB – Class B(d)	1,368	68,146
L E Lundbergforetagen AB – Class B(d)	856	43,945
M&G PLC	1,555	3,858
Onex Corp.	648	34,613
Voya Financial, Inc.	775	44,663
Wendel SE	294	33,218

		730,622

Insurance – 1.5%
Admiral Group PLC	1,243	46,820
Aegon NV	4,545	16,813
Aflac, Inc.	1,388	60,975
Ageas SA/NV	832	40,735
Alleghany Corp.	66	37,963

22 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Allianz SE	222	$52,034
Allstate Corp. (The)	643	65,811
American International Group, Inc.	720	27,677
Aon PLC	435	89,127
Arch Capital Group Ltd.(d)	1,779	57,275
Arthur J Gallagher & Co.	958	110,563
Assicurazioni Generali SpA	1,915	32,736
Assurant, Inc.	420	54,230
Aviva PLC	5,185	21,952
Axis Capital Holdings Ltd.	710	35,578
Baloise Holding AG	288	49,626
Brighthouse Financial, Inc.(d)	60	2,106
China Life Insurance Co., Ltd. – Class H	44,000	99,296
Chubb Ltd.	371	54,845
Cincinnati Financial Corp.	705	53,827
CNP Assurances(d)	1,623	25,752
Direct Line Insurance Group PLC	8,791	34,486
Everest Re Group Ltd.	214	48,649
Fairfax Financial Holdings Ltd.	85	29,151
Fidelity National Financial, Inc.	1,183	42,576
Gjensidige Forsikring ASA	2,409	52,453
Globe Life, Inc.	598	55,674
Great-West Lifeco, Inc.	2,017	46,919
Hannover Rueck SE	383	64,006
Hartford Financial Services Group, Inc. (The)	878	38,808
iA Financial Corp., Inc.	1,008	44,140
Intact Financial Corp.	960	107,398
Legal & General Group PLC	13,473	44,493
Lincoln National Corp.	446	21,060
Loews Corp.	1,014	42,497
Manulife Financial Corp.	2,171	36,994
Mapfre SA	8,898	17,074
Markel Corp.(d)	39	37,979
Marsh & McLennan Cos., Inc.	753	86,324
MetLife, Inc.	661	30,518
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	212	58,745
New China Life Insurance Co., Ltd. – Class H	37,000	155,441
NN Group NV	985	39,809
Old Mutual Ltd.	9,763	7,111
Poste Italiane SpA(e)	5,111	52,518
Power Corp. of Canada	3,725	83,868
Principal Financial Group, Inc.	589	29,326
Progressive Corp. (The)	1,147	99,915
Prudential Financial, Inc.	336	25,408
Prudential PLC	1,555	23,912

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Reinsurance Group of America, Inc. – Class A	376	$43,345
RenaissanceRe Holdings Ltd.	388	63,880
RSA Insurance Group PLC	5,407	48,061
Sampo Oyj – Class A	886	38,074
SCOR SE(d)	791	26,913
Sun Life Financial, Inc.	1,344	59,682
Swiss Life Holding AG	132	58,901
Swiss Re AG	469	42,851
Travelers Cos., Inc. (The)	464	60,158
Trisura Group Ltd.(d)	7	443
Tryg A/S	1,864	54,076
UnipolSai Assicurazioni SpA	12,165	32,246
Unum Group	830	18,451
Willis Towers Watson PLC	352	73,283
WR Berkley Corp.	1,102	71,773
Zurich Insurance Group AG	154	62,454

		3,247,584

Mortgage Real Estate Investment Trusts (REITs) – 0.0%
AGNC Investment Corp.	2,408	36,794
Annaly Capital Management, Inc.	3,658	29,264

		66,058

Thrifts & Mortgage Finance – 0.0%
New York Community Bancorp, Inc.	3,312	32,093

		9,042,849

Health Care – 3.3%
Biotechnology – 0.3%
AbbVie, Inc.	1,379	144,216
Alexion Pharmaceuticals, Inc.(d)	232	28,330
Alkermes PLC(d)	331	6,044
Amgen, Inc.	320	71,053
Biogen, Inc.(d)	169	40,589
BioMarin Pharmaceutical, Inc.(d)	341	26,837
Genmab A/S(d)	279	107,295
Gilead Sciences, Inc.	703	42,651
Grifols SA	2,271	64,430
Idorsia Ltd.(d)	213	6,366
Incyte Corp.(d)	189	15,978
Regeneron Pharmaceuticals, Inc.(d)	66	34,058
Seagen, Inc.(d)	303	51,604
United Therapeutics Corp.(d)	217	28,783
Vertex Pharmaceuticals, Inc.(d)	246	56,026

		724,260

Health Care Equipment & Supplies – 1.2%
Abbott Laboratories	1,269	137,331
Alcon, Inc.(d)	184	11,749

24 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Align Technology, Inc.(d)	301	$144,868
Arjo AB – Class B	2,759	19,060
Baxter International, Inc.	1,040	79,113
Becton Dickinson and Co.	362	85,012
Boston Scientific Corp.(d)	1,769	58,642
Coloplast A/S – Class B	742	110,926
Cooper Cos., Inc. (The)	246	82,464
Danaher Corp.	776	174,313
Demant A/S(d)	2,432	91,745
DENTSPLY SIRONA, Inc.	989	50,330
DexCom, Inc.(d)	430	137,462
Edwards Lifesciences Corp.(d)	960	80,534
Getinge AB – Class B	2,759	59,078
Hologic, Inc.(d)	1,129	78,048
IDEXX Laboratories, Inc.(d)	330	152,124
Intuitive Surgical, Inc.(d)	183	132,867
Koninklijke Philips NV(d)	488	25,148
Medtronic PLC	683	77,657
ResMed, Inc.	778	163,069
Smith & Nephew PLC	4,175	80,640
Sonova Holding AG(d)	435	108,035
Stryker Corp.	486	113,432
Teleflex, Inc.	270	103,343
Varian Medical Systems, Inc.(d)	475	82,641
Zimmer Biomet Holdings, Inc.	375	55,920

		2,495,551

Health Care Providers & Services – 0.6%
AmerisourceBergen Corp. – Class A	482	49,699
Anthem, Inc.	274	85,357
Cardinal Health, Inc.	702	38,322
Centene Corp.(d)	956	58,937
Cigna Corp.	492	102,897
Covetrus, Inc.(d)	280	7,564
CVS Health Corp.	1,161	78,704
DaVita, Inc.(d)	632	69,425
Fresenius Medical Care AG & Co. KGaA	755	63,521
Fresenius SE & Co. KGaA	693	30,983
HCA Healthcare, Inc.	514	77,157
Henry Schein, Inc.(d)	702	45,146
Humana, Inc.	169	67,688
Laboratory Corp. of America Holdings(d)	407	81,335
McKesson Corp.	241	43,358
Mediclinic International PLC	5,230	19,372
MEDNAX, Inc.(d)	637	12,874
Patterson Cos., Inc.	1,039	28,843
Quest Diagnostics, Inc.	556	68,933
UnitedHealth Group, Inc.	310	104,265

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Universal Health Services, Inc. – Class B	362	$47,270

		1,181,650

Health Care Technology – 0.0%
Cerner Corp.	701	52,463

Life Sciences Tools & Services – 0.5%
Agilent Technologies, Inc.	816	95,390
Eurofins Scientific SE(d)	1,160	94,891
Illumina, Inc.(d)	183	58,942
IQVIA Holdings, Inc.(d)	646	109,168
Lonza Group AG	278	174,910
Mettler-Toledo International, Inc.(d)	105	120,754
QIAGEN NV(d)	1,521	73,317
Thermo Fisher Scientific, Inc.	346	160,883
Waters Corp.(d)	286	66,355

		954,610

Pharmaceuticals – 0.7%
AstraZeneca PLC	729	76,279
Bausch Health Cos., Inc.(d)	834	15,483
Bayer AG	526	30,305
Bristol-Myers Squibb Co.	1,220	76,128
Eli Lilly & Co.	693	100,935
GlaxoSmithKline PLC	3,649	66,229
Hikma Pharmaceuticals PLC	2,641	91,226
Jazz Pharmaceuticals PLC(d)	223	31,378
Johnson & Johnson	554	80,153
Mallinckrodt PLC(d)	476	117
Merck & Co., Inc.	863	69,377
Merck KGaA	536	85,589
Novartis AG	923	83,564
Novo Nordisk A/S – Class B	1,284	86,057
Orion Oyj – Class B	948	44,590
Perrigo Co. PLC	428	20,638
Pfizer, Inc.	2,016	77,233
Roche Holding AG	268	88,024
Sanofi	604	60,882
Takeda Pharmaceutical Co., Ltd. (Sponsored ADR)(f)	1,184	21,111
UCB SA	558	59,713
Viatris, Inc.(d)	1,277	21,479
Vifor Pharma AG	380	55,844
Zoetis, Inc.	996	159,738

		1,502,072

		6,910,606

26 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrials – 3.1%
Aerospace & Defense – 0.4%
Airbus SE(d)	181	$18,923
BAE Systems PLC	2,639	17,607
Boeing Co. (The)	219	46,146
Bombardier, Inc. – Class B(d)	7,317	2,986
CAE, Inc.	2,809	67,959
Dassault Aviation SA(d)	11	11,243
General Dynamics Corp.	241	35,993
Howmet Aerospace, Inc.(d)	824	19,331
Huntington Ingalls Industries, Inc.	180	28,834
L3Harris Technologies, Inc.	1,019	195,638
Leonardo SpA	684	4,965
Lockheed Martin Corp.	198	72,270
Meggitt PLC(d)	2,664	13,774
Northrop Grumman Corp.	198	59,847
Raytheon Technologies Corp.	1,280	91,802
Rolls-Royce Holdings PLC(d)	5,507	7,634
Safran SA(d)	174	25,365
Textron, Inc.	720	32,472
Thales SA	192	17,597
TransDigm Group, Inc.	93	53,865

		824,251

Air Freight & Logistics – 0.2%
CH Robinson Worldwide, Inc.	534	50,180
Deutsche Post AG	500	24,119
DSV PANALPINA A/S	295	46,453
Expeditors International of Washington, Inc.	744	66,491
FedEx Corp.	189	54,164
Kuehne & Nagel International AG	139	31,464
Royal Mail PLC	3,581	14,512
United Parcel Service, Inc. – Class B	471	80,574

		367,957

Airlines – 0.0%
American Airlines Group, Inc.(d)	507	7,164
Delta Air Lines, Inc.(d)	566	22,781
Deutsche Lufthansa AG(d)	656	7,563
easyJet PLC	784	8,338
International Consolidated Airlines Group SA	4,711	9,705
Southwest Airlines Co.	528	24,468
United Airlines Holdings, Inc.(d)	315	14,191

		94,210

Building Products – 0.2%
A O Smith Corp	711	40,036
Assa Abloy AB – Class B	848	20,292

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Carrier Global Corp.	587	$22,347
Cie de Saint-Gobain(d)	254	12,032
Fortune Brands Home & Security, Inc.	681	56,864
Geberit AG	50	30,095
Johnson Controls International PLC	1,024	47,145
Masco Corp.	1,061	56,944
Otis Worldwide Corp.	293	19,613
Resideo Technologies, Inc.(d)	63	1,165

		306,533

Commercial Services & Supplies – 0.3%
Babcock International Group PLC(d)	1,434	6,420
Cintas Corp.	386	137,146
G4S PLC(d)	3,969	11,680
ISS A/S(d)	413	7,531
Republic Services, Inc. – Class A	966	93,432
Securitas AB – Class B(d)	1,405	23,114
Societe BIC SA	160	9,470
Stericycle, Inc.(d)	372	26,204
Waste Connections, Inc.	891	92,646
Waste Management, Inc.	916	109,123

		516,766

Construction & Engineering – 0.2%
ACS Actividades de Construccion y Servicios SA	482	15,228
Boskalis Westminster(d)	549	12,641
Bouygues SA	319	12,651
China Communications Construction Co., Ltd. – Class H	124,000	64,273
China Railway Construction Corp., Ltd. – Class H	112,500	74,342
China Railway Group Ltd. – Class H	179,000	88,358
Eiffage SA(d)	192	18,771
Epiroc AB – Class A	436	7,247
Epiroc AB – Class B	520	8,269
Ferrovial SA	1,032	28,819
Fluor Corp.	716	12,365
HOCHTIEF AG	79	7,602
Jacobs Engineering Group, Inc.	615	66,322
Metso Outotec Oyj	1,685	15,073
Orascom Construction PLC	173	901
Skanska AB – Class B	763	18,130
SNC-Lavalin Group, Inc.	1,097	20,137
Vinci SA	175	17,780

		488,909

Electrical Equipment – 0.2%
ABB Ltd.	788	20,841
Acuity Brands, Inc.	140	16,621

28 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

AMETEK, Inc.	672	$79,652
Eaton Corp. PLC	547	66,247
Emerson Electric Co.	688	52,852
Legrand SA	296	25,065
Melrose Industries PLC(d)	9,810	19,629
nVent Electric PLC	481	11,063
OSRAM Licht AG(d)	209	12,898
Prysmian SpA	537	17,676
Rockwell Automation, Inc.	235	60,057
Schneider Electric SE	198	27,587
Sensata Technologies Holding PLC(d)	858	41,896
Siemens Energy AG(d)	59	1,752
Vestas Wind Systems A/S	152	30,980

		484,816

Industrial Conglomerates – 0.1%
3M Co.	284	49,055
DCC PLC	173	13,026
General Electric Co.	1,596	16,247
Honeywell International, Inc.	378	77,082
Roper Technologies, Inc.	184	78,568
Siemens AG	118	15,750
Smiths Group PLC	1,381	26,535

		276,263

Machinery – 0.6%
AGCO Corp.	496	45,885
Alfa Laval AB(d)	849	21,456
Alstom SA(d)	671	36,192
ANDRITZ AG	354	14,935
Atlas Copco AB – Class A	436	22,057
Atlas Copco AB – Class B	520	23,030
Caterpillar, Inc.	323	56,070
CNH Industrial NV(d)	1,193	12,997
Cummins, Inc.	221	51,089
Deere & Co.	289	75,608
Dover Corp.	428	52,229
Electrolux Professional AB – Class B(d)	748	3,960
Flowserve Corp.	599	20,414
Fortive Corp.	674	47,268
GEA Group AG	378	12,922
Illinois Tool Works, Inc.	349	73,670
IMI PLC	1,187	17,591
Ingersoll Rand, Inc.(d)	413	18,283
Kone Oyj – Class B	326	27,331
MAN SE	62	3,261
Middleby Corp. (The)(d)	251	34,133
Neles Oyj	392	5,055
PACCAR, Inc.	502	43,704

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Parker-Hannifin Corp.	211	$56,392
Pentair PLC	481	24,925
Sandvik AB(d)	907	20,456
Schindler Holding AG	78	21,373
Schindler Holding AG (REG)	81	21,521
SKF AB – Class B	706	17,436
Snap-on, Inc.	233	40,973
Stanley Black & Decker, Inc.	329	60,638
Trane Technologies PLC	469	68,587
Volvo AB – Class B(d)	910	20,727
Wartsila Oyj Abp	732	6,882
Weir Group PLC (The)(d)	503	11,104
Westinghouse Air Brake Technologies Corp.	457	33,498
Xylem, Inc./NY	796	76,392
Zardoya Otis SA	1,731	12,203

		1,212,247

Marine – 0.0%
AP Moller – Maersk A/S – Class A	10	18,881
AP Moller – Maersk A/S – Class B	9	18,347

		37,228

Professional Services – 0.4%
Adecco Group AG	233	14,085
Bureau Veritas SA(d)	963	24,911
Capita PLC(d)	1,612	905
CoStar Group, Inc.(d)	287	261,333
Equifax, Inc.	383	63,923
Experian PLC	1,125	39,859
Intertek Group PLC	254	18,612
ManpowerGroup, Inc.	340	29,461
Nielsen Holdings PLC	827	13,373
Randstad NV(d)	258	16,003
RELX PLC	1,139	26,439
RELX PLC (London)	1,122	25,964
Robert Half International, Inc.	701	44,990
SGS SA	10	28,557
Thomson Reuters Corp.	1,197	94,879
Verisk Analytics, Inc. – Class A	637	126,323
Wolters Kluwer NV	490	41,022

		870,639

Road & Rail – 0.2%
AMERCO	94	38,938
Canadian National Railway Co.	661	69,220
Canadian Pacific Railway Ltd.	280	90,459
CSX Corp.	526	47,366
JB Hunt Transport Services, Inc.	438	59,253
Kansas City Southern	333	61,995

30 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Norfolk Southern Corp.	311	$73,713
Union Pacific Corp.	324	66,122

		507,066

Trading Companies & Distributors – 0.2%
AerCap Holdings NV(d)	317	11,653
Ashtead Group PLC	560	23,637
Brenntag AG	322	24,658
Bunzl PLC	677	21,086
Fastenal Co.	1,510	74,669
Ferguson PLC	296	33,134
Finning International, Inc.	1,846	37,668
Rexel SA(d)	970	13,118
Travis Perkins PLC(d)	782	13,299
United Rentals, Inc.(d)	195	44,261
WW Grainger, Inc.	196	81,987

		379,170

Transportation Infrastructure – 0.1%
Aena SME SA(d)(e)	131	21,341
Aeroports de Paris	132	16,605
Atlantia SpA(d)	613	11,228
Ferrovial SA(d)	10	287
Fraport AG Frankfurt Airport Services Worldwide(d)	264	14,971
Getlink SE(d)	1,705	28,256
Macquarie Infrastructure Corp.(d)	570	18,439

		111,127

		6,477,182

Consumer Staples – 2.8%
Beverages – 0.5%
Anheuser-Busch InBev SA/NV	336	22,399
Brown-Forman Corp. – Class B	1,553	125,265
Carlsberg AS – Class B	434	64,644
Coca-Cola Co. (The)	2,349	121,209
Coca-Cola European Partners PLC	1,012	44,976
Coca-Cola HBC AG(d)	1,304	37,248
Constellation Brands, Inc. – Class A	321	66,075
Diageo PLC	1,525	58,706
Heineken Holding NV	450	41,574
Heineken NV	502	53,007
Keurig Dr Pepper, Inc.(f)	924	28,136
Molson Coors Beverage Co. – Class B(d)	775	35,650
Monster Beverage Corp.(d)	1,264	107,162
PepsiCo, Inc.	845	121,874
Pernod Ricard SA	347	66,306
Remy Cointreau SA	337	60,021

		1,054,252

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Food & Staples Retailing – 0.7%
Alimentation Couche-Tard, Inc. – Class B	3,374	$112,051
Carrefour SA	1,249	20,446
Casino Guichard Perrachon SA(d)	448	12,852
Costco Wholesale Corp.	505	197,844
Distribuidora Internacional de Alimentacion SA(d)	6,300	1,084
Empire Co., Ltd. – Class A	3,731	102,102
Etablissements Franz Colruyt NV	915	54,595
George Weston Ltd.	1,283	94,948
ICA Gruppen AB	1,334	64,583
J Sainsbury PLC	10,711	29,898
Jeronimo Martins SGPS SA	2,095	35,897
Koninklijke Ahold Delhaize NV	1,925	55,038
Kroger Co. (The)	1,741	57,453
Loblaw Cos., Ltd.	1,937	95,754
METRO AG	963	8,799
Metro, Inc./CN	3,499	160,738
Rite Aid Corp.(d)(f)	91	1,201
Sysco Corp.	1,355	96,598
Tesco PLC	14,259	42,918
Walgreens Boots Alliance, Inc.	793	30,142
Walmart, Inc.	1,159	177,084
Wm Morrison Supermarkets PLC	13,410	31,913

		1,483,938

Food Products – 0.8%
Archer-Daniels-Midland Co.	1,514	75,352
Aryzta AG(d)	6,292	4,625
Associated British Foods PLC	933	26,021
Barry Callebaut AG	33	71,108
Bunge Ltd.	891	52,471
Campbell Soup Co.	1,279	63,975
Chocoladefabriken Lindt & Spruengli AG	9	76,969
Chocoladefabriken Lindt & Spruengli AG (REG)	1	89,487
Conagra Brands, Inc.	1,969	71,987
Danone SA	580	37,401
General Mills, Inc.	1,305	79,370
Hershey Co. (The)	758	112,101
Hormel Foods Corp.(f)	1,930	91,057
Ingredion, Inc.	628	48,450
JM Smucker Co. (The)	614	71,961
Kellogg Co.	1,053	67,297
Kerry Group PLC – Class A	503	70,530
Kraft Heinz Co. (The)	886	29,185
McCormick & Co., Inc./MD	900	168,282
Mondelez International, Inc. – Class A	1,174	67,446
Mowi ASA	1,945	39,366

32 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Nestle SA	608	$68,105
Orkla ASA	3,826	36,643
Saputo, Inc.	2,289	63,504
Tate & Lyle PLC	4,685	39,578
Tyson Foods, Inc. – Class A	1,060	69,112

		1,691,383

Household Products – 0.4%
Church & Dwight Co., Inc.	1,639	143,855
Clorox Co. (The)	669	135,780
Colgate-Palmolive Co.	1,207	103,368
Edgewell Personal Care Co.(d)(f)	667	23,178
Essity AB – Class B	1,288	40,932
Henkel AG & Co. KGaA	338	32,611
Henkel AG & Co. KGaA (Preference Shares)	356	38,300
Kimberly-Clark Corp.	706	98,353
Procter & Gamble Co. (The)	1,192	165,533
Reckitt Benckiser Group PLC	499	43,557
Spectrum Brands Holdings, Inc.	587	39,229

		864,696

Personal Products – 0.2%
Beiersdorf AG	471	52,739
Coty, Inc. – Class A	2,104	15,128
Estee Lauder Cos., Inc. (The) – Class A	855	209,749
L’Oreal SA	228	83,926
Unilever PLC	811	49,256
Unilever PLC (Netherlands)	860	52,134

		462,932

Tobacco – 0.2%
Altria Group, Inc.	1,060	42,220
British American Tobacco PLC	579	20,382
British American Tobacco PLC (Sponsored ADR)	643	22,704
Imperial Brands PLC	987	17,818
Philip Morris International, Inc.	715	54,161
Swedish Match AB	1,345	108,813

		266,098

		5,823,299

Materials – 2.4%
Chemicals – 1.3%
Air Liquide SA	447	73,049
Air Products & Chemicals, Inc.	522	146,233
Akzo Nobel NV	408	43,203
Albemarle Corp.	546	74,240
Arkema SA	294	34,238
Axalta Coating Systems Ltd.(d)	2,149	61,483

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

BASF SE	444	$32,460
Celanese Corp. – Class A	722	93,376
CF Industries Holdings, Inc.	1,192	44,462
Chr Hansen Holding A/S(d)	469	45,545
Corteva, Inc.	701	26,862
Covestro AG(e)	458	25,485
Croda International PLC	632	49,766
Dow, Inc.	701	37,160
DuPont de Nemours, Inc.	701	44,471
Eastman Chemical Co.	794	77,336
Ecolab, Inc.	833	185,051
EMS-Chemie Holding AG	47	42,926
Evonik Industries AG	1,232	37,179
FMC Corp.	742	86,079
FUCHS PETROLUB SE (Preference Shares)	915	52,008
Givaudan SA	25	102,411
International Flavors & Fragrances, Inc.(f)	533	59,749
Johnson Matthey PLC	1,127	33,209
K&S AG	1,009	9,070
Koninklijke DSM NV	642	104,831
LANXESS AG	442	30,750
Linde PLC	436	111,799
Livent Corp.(d)(f)	693	10,513
LyondellBasell Industries NV – Class A	645	54,890
Methanex Corp.	1,103	46,169
Mosaic Co. (The)	2,007	44,074
Novozymes A/S – Class B	559	31,927
Nutrien Ltd.	3,184	157,153
PPG Industries, Inc.	660	96,868
Sherwin-Williams Co. (The)	231	172,703
Sika AG	360	91,600
Solvay SA	330	37,695
Symrise AG	710	88,990
Umicore SA	1,130	50,689
WR Grace & Co.	870	47,606
Yara International ASA	866	35,102

		2,730,410

Construction Materials – 0.1%
CRH PLC(d)	1,075	42,283
HeidelbergCement AG	356	25,185
Imerys SA	563	23,088
LafargeHolcim Ltd.(d)	595	31,230
Martin Marietta Materials, Inc.	237	62,954
Vulcan Materials Co.	393	54,883

		239,623

34 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Containers & Packaging – 0.4%
Avery Dennison Corp.	978	$146,054
Ball Corp.	1,802	173,010
CCL Industries, Inc. – Class B	1,790	78,922
Crown Holdings, Inc.(d)	1,332	125,541
International Paper Co.	1,270	62,840
Packaging Corp. of America	678	88,140
Sealed Air Corp.	1,509	67,996
Westrock Co.	1,050	44,320

		786,823

Metals & Mining – 0.5%
Agnico Eagle Mines Ltd.	888	58,195
Anglo American PLC	1,415	41,205
Antofagasta PLC	2,036	33,620
ArcelorMittal SA(d)	987	17,947
Arconic Corp.(d)	206	5,667
Barrick Gold Corp. (London)	1,911	43,664
Barrick Gold Corp. (Toronto)	2,364	54,263
BHP Group PLC	1,449	32,763
Boliden AB	977	33,790
Eldorado Gold Corp.(d)	1,427	16,757
First Quantum Minerals Ltd.	3,202	45,440
Franco-Nevada Corp.	739	98,368
Freeport-McMoRan, Inc.	2,604	60,908
Fresnillo PLC	1,276	17,952
Glencore PLC(d)	5,705	16,084
Kinross Gold Corp.	6,730	47,934
Newmont Corp.	1,386	81,524
Newmont Corp. (Toronto)	1,053	61,986
Norsk Hydro ASA	4,362	17,663
Nucor Corp.	910	48,867
Rio Tinto PLC	669	43,672
Teck Resources Ltd. – Class B	2,652	41,903
thyssenkrupp AG(d)	1,007	6,715
Turquoise Hill Resources Ltd.(d)	641	6,219
voestalpine AG	636	20,373
Wheaton Precious Metals Corp.	1,870	72,182
Yamana Gold, Inc.	7,199	37,583

		1,063,244

Paper & Forest Products – 0.1%
Mondi PLC	1,889	41,333
Stora Enso Oyj – Class R	2,477	41,795
Svenska Cellulosa AB SCA – Class B(d)	1,288	20,904
UPM-Kymmene Oyj	1,348	44,231

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

West Fraser Timber Co., Ltd.	1,065	$58,970

		207,233

		5,027,333

Consumer Discretionary – 2.4%
Auto Components – 0.1%
Aptiv PLC	302	35,847
Autoliv, Inc.	287	25,557
BorgWarner, Inc.	676	26,263
Cie Generale des Etablissements Michelin SCA – Class B	199	24,753
Continental AG	107	14,483
Goodyear Tire & Rubber Co. (The)(d)	816	8,503
Lear Corp.	199	28,447
Linamar Corp.	630	29,019
Magna International, Inc. – Class A (Canada)	729	44,704
Nokian Renkaat Oyj	578	20,267
Schaeffler AG (Preference Shares)	1,288	9,618
Valeo SA	282	10,880
Veoneer, Inc.(d)(f)	287	5,720

		284,061

Automobiles – 0.2%
Bayerische Motoren Werke AG	252	21,866
Bayerische Motoren Werke AG (Preference Shares)	288	18,923
Daimler AG	349	23,366
Ferrari NV	303	64,200
Fiat Chrysler Automobiles NV(d)	1,290	20,175
Ford Motor Co.	2,754	25,006
General Motors Co.	869	38,097
Harley-Davidson, Inc.	457	18,413
Peugeot SA(d)	996	23,367
Porsche Automobil Holding SE (Preference Shares)	377	23,944
Renault SA(d)	203	8,060
Tesla, Inc.(d)	270	153,252
Volkswagen AG	151	27,911
Volkswagen AG (Preference Shares)	138	23,164

		489,744

Distributors – 0.0%
Genuine Parts Co.	435	42,791
LKQ Corp.(d)	877	30,888

		73,679

Diversified Consumer Services – 0.0%
H&R Block, Inc.(f)	830	15,604

36 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 0.4%
Accor SA(d)	515	$17,683
Aramark	1,174	41,090
Carnival Corp.(d)	557	11,129
Carnival PLC	409	7,090
Chipotle Mexican Grill, Inc. – Class A(d)	57	73,498
Compass Group PLC	1,758	30,933
Darden Restaurants, Inc.	368	39,737
Domino’s Pizza, Inc.	151	59,278
Flutter Entertainment PLC(d)	226	41,932
Hilton Worldwide Holdings, Inc.(d)	532	55,131
InterContinental Hotels Group PLC(d)	470	28,997
Las Vegas Sands Corp.	477	26,574
Marriott International, Inc./MD – Class A	350	44,404
McDonald’s Corp.	324	70,451
MGM Resorts International	769	21,724
Norwegian Cruise Line Holdings Ltd.(d)	485	11,092
Restaurant Brands International, Inc.	668	38,068
Royal Caribbean Cruises Ltd.(d)	277	21,830
Sodexo SA	224	18,492
Starbucks Corp.	666	65,281
TUI AG	1,641	10,889
Whitbread PLC(d)	756	30,305
William Hill PLC(d)	6,112	21,780
Wyndham Destinations, Inc.	277	11,651
Wyndham Hotels & Resorts, Inc.	277	15,927
Wynn Resorts Ltd.	179	17,989
Yum! Brands, Inc.	630	66,654

		899,609

Household Durables – 0.3%
Barratt Developments PLC(d)	2,559	20,980
Berkeley Group Holdings PLC	550	33,618
DR Horton, Inc.	836	62,282
Electrolux AB – Class B	748	17,947
Garmin Ltd.	605	70,640
Husqvarna AB – Class B	2,521	26,998
Leggett & Platt, Inc.	679	29,265
Lennar Corp. – Class A	555	42,102
Lennar Corp. – Class B	11	668
Mohawk Industries, Inc.(d)	156	19,629
Newell Brands, Inc.	610	12,969
Persimmon PLC	763	26,775
PulteGroup, Inc.	1,261	55,017
SEB SA	162	28,697
Taylor Wimpey PLC(d)	9,372	19,074
Toll Brothers, Inc.	690	32,672

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Whirlpool Corp.	167	$32,500

		531,833

Internet & Direct Marketing Retail – 0.3%
Amazon.com, Inc.(d)	29	91,873
Booking Holdings, Inc.(d)	17	34,484
eBay, Inc.	1,712	86,336
Expedia Group, Inc.	215	26,765
MercadoLibre, Inc.(d)	134	208,146
Qurate Retail, Inc.	1,207	12,637
Zalando SE(d)(e)	491	49,875

		510,116

Leisure Products – 0.1%
Hasbro, Inc.	367	34,142
Mattel, Inc.(d)	1,058	16,389
Nordic Entertainment Group AB – Class B(d)	65	3,233
Polaris, Inc.	248	23,808

		77,572

Multiline Retail – 0.2%
Canadian Tire Corp., Ltd. – Class A	300	38,339
Dollar General Corp.	382	83,498
Dollar Tree, Inc.(d)	304	33,209
Dollarama, Inc.	1,356	55,505
Kohl’s Corp.(d)	485	15,617
Macy’s, Inc.(f)	699	7,137
Marks & Spencer Group PLC(d)	4,897	8,150
Next PLC	400	34,553
Nordstrom, Inc.	496	12,856
Target Corp.	562	100,896

		389,760

Specialty Retail – 0.4%
Advance Auto Parts, Inc.	173	25,552
AutoNation, Inc.(d)	587	35,977
AutoZone, Inc.(d)	47	53,470
Bed Bath & Beyond, Inc.(f)	660	13,834
Best Buy Co., Inc.	397	43,194
CarMax, Inc.(d)	276	25,800
CECONOMY AG(d)	963	4,744
Dick’s Sporting Goods, Inc.	553	31,416
Dixons Carphone PLC	4,868	7,136
Dufry AG(d)	127	7,118
Foot Locker, Inc.	407	15,222
Gap, Inc. (The)(d)	852	17,858
Hennes & Mauritz AB – Class B(d)	936	19,933
Home Depot, Inc. (The)	245	67,965

38 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industria de Diseno Textil SA	757	$25,128
Kingfisher PLC(d)	6,282	22,814
L Brands, Inc.	409	15,873
Lowe’s Cos., Inc.	362	56,407
O’Reilly Automotive, Inc.(d)	119	52,650
Ross Stores, Inc.	451	48,491
Signet Jewelers Ltd.(d)	287	8,693
Tiffany & Co.	315	41,416
TJX Cos., Inc. (The)	1,056	67,067
Tractor Supply Co.	570	80,262
Ulta Beauty, Inc.(d)	91	25,061

		813,081

Textiles, Apparel & Luxury Goods – 0.4%
adidas AG(d)	138	44,042
Burberry Group PLC	981	22,479
Capri Holdings Ltd.(d)	474	16,770
Christian Dior SE	102	52,075
Cie Financiere Richemont SA	285	23,805
EssilorLuxottica SA(d)	493	71,267
Gildan Activewear, Inc.	1,287	33,654
Hanesbrands, Inc.	1,331	18,900
Hermes International	67	65,188
HUGO BOSS AG	261	8,001
Kering SA	75	54,148
Kontoor Brands, Inc.(d)(f)	82	3,417
Lululemon Athletica, Inc.(d)	362	134,020
LVMH Moet Hennessy Louis Vuitton SE	90	51,696
NIKE, Inc. – Class B	676	91,057
Pandora A/S	240	24,064
Puma SE(d)	60	5,946
PVH Corp.	229	18,203
Ralph Lauren Corp.(d)	379	32,499
Swatch Group AG (The)	56	13,792
Swatch Group AG (The) (REG)	301	14,467
Tapestry, Inc.	597	16,907
Under Armour, Inc. – Class A(d)	1,122	18,592
Under Armour, Inc. – Class C(d)	1,242	18,071
VF Corp.	576	48,038

		901,098

		4,986,157

Utilities – 2.2%
Electric Utilities – 1.2%
Alliant Energy Corp.	1,649	86,737
American Electric Power Co., Inc.	1,054	89,474
Duke Energy Corp.	865	80,151
Edison International	797	48,904

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

EDP – Energias de Portugal SA	19,584	$104,682
Electricite de France SA(d)	3,570	54,249
Emera, Inc.	2,500	103,661
Endesa SA	3,408	97,955
Enel SpA	10,639	106,739
Entergy Corp.	880	95,788
Evergy, Inc.	973	53,914
Eversource Energy	1,141	99,849
Exelon Corp.	1,491	61,235
FirstEnergy Corp.	1,915	50,862
Fortis, Inc./Canada	2,662	107,181
Fortum Oyj	4,004	91,712
Hydro One Ltd.(e)	3,582	83,572
Iberdrola SA	8,209	112,691
NextEra Energy, Inc.	2,156	158,660
OGE Energy Corp.	1,973	63,906
Orsted A/S(e)	1,497	269,350
Pinnacle West Capital Corp.	753	61,633
PPL Corp.	1,790	50,872
Red Electrica Corp. SA	3,748	76,621
Southern Co. (The)	1,397	83,610
SSE PLC	3,489	62,450
Terna Rete Elettrica Nazionale SpA	13,636	102,425
Xcel Energy, Inc.	1,190	80,158

		2,539,041

Gas Utilities – 0.2%
AltaGas Ltd.	3,076	44,149
Atmos Energy Corp.	860	82,465
Enagas SA	3,496	85,410
Naturgy Energy Group SA	2,625	60,581
Snam SpA	22,765	128,582
UGI Corp.	1,317	46,727

		447,914

Independent Power and Renewable Electricity Producers – 0.0%
AES Corp. (The)	4,046	82,700

Multi-Utilities – 0.7%
Ameren Corp.	1,162	90,380
Atco Ltd./Canada – Class I	1,665	50,051
Canadian Utilities Ltd. – Class A	2,932	73,238
CenterPoint Energy, Inc.	2,121	49,186
Centrica PLC(d)	23,244	13,497
CMS Energy Corp.	1,535	94,464
Consolidated Edison, Inc.	866	66,033
Dominion Energy, Inc.	1,315	103,214

40 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

DTE Energy Co.	687	$86,431
E.ON SE	6,694	72,432
Engie SA(d)	3,398	50,021
National Grid PLC	4,604	51,558
NiSource, Inc.	2,608	63,114
Public Service Enterprise Group, Inc.	1,187	69,178
RWE AG	2,734	113,085
Sempra Energy	547	69,732
Suez SA	3,280	62,743
United Utilities Group PLC	6,181	73,623
Veolia Environnement SA	2,624	60,192
WEC Energy Group, Inc.	1,055	100,172

		1,412,344

Water Utilities – 0.1%
American Water Works Co., Inc.	869	133,287
Severn Trent PLC	2,353	74,362

		207,649

		4,689,648

Communication Services – 1.6%
Diversified Telecommunication Services – 0.6%
Altice Europe NV – Class A(d)	704	3,704
Altice Europe NV – Class B(d)	1,011	5,301
Altice USA, Inc. – Class A(d)	713	24,185
AT&T, Inc.	2,772	79,695
BCE, Inc.	3,032	131,440
BT Group PLC	7,665	11,865
CenturyLink, Inc.	3,838	40,107
Charter Communications, Inc. – Class A(d)	83	54,115
Comcast Corp. – Class A	824	41,398
Deutsche Telekom AG	2,256	40,729
Elisa Oyj	1,116	59,883
Eurazeo SE(d)	635	39,144
Eutelsat Communications SA	1,132	12,459
Frontier Communications Corp.(d)	2,474	261
Iliad SA	138	27,983
Koninklijke KPN NV	12,242	36,423
Liberty Global PLC(d)	1,811	39,190
Liberty Global PLC – Class A(d)	813	18,309
Liberty Latin America Ltd. – Class C(d)	1,189	13,448
Orange SA	2,176	27,544
Proximus SADP	1,770	36,953
Shaw Communications, Inc. – Class B	2,404	41,798
Sirius XM Holdings, Inc.(f)	4,633	30,068
Swisscom AG	114	60,327
Telecom Italia SpA/Milano	31,583	14,884

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Telecom Italia SpA/Milano (Savings Shares)	39,625	$20,268
Telefonica Deutschland Holding AG	7,772	21,453
Telefonica SA	3,363	14,692
Telenet Group Holding NV	522	22,325
Telenor ASA	2,325	39,541
Telia Co. AB	12,753	54,219
TELUS Corp.(d)	6,684	128,925
United Internet AG	623	24,829
Verizon Communications, Inc.	1,696	102,455

		1,319,920

Entertainment – 0.2%
Activision Blizzard, Inc.	841	66,843
Bollore SA	3,319	12,873
Electronic Arts, Inc.(d)	495	63,236
Modern Times Group MTG AB – Class B(d)	65	960
Netflix, Inc.(d)	129	63,300
Vivendi SA	1,098	32,916
Walt Disney Co. (The)(d)	1,074	158,963

		399,091

Interactive Media & Services – 0.3%
Adevinta ASA – Class B(d)	2,027	33,224
Alphabet, Inc. – Class A(d)	78	136,843
Alphabet, Inc. – Class C(d)	76	133,816
Auto Trader Group PLC(e)	4,579	34,058
Cars.com, Inc.(d)	283	3,161
Facebook, Inc. – Class A(d)	387	107,187
TripAdvisor, Inc.(d)	426	11,119
Twitter, Inc.(d)	1,866	86,788
Zillow Group, Inc. – Class C(d)(f)	848	91,423

		637,619

Media – 0.3%
Discovery, Inc. – Class A(d)	1,012	27,233
Discovery, Inc. – Class C(d)	1,427	34,277
DISH Network Corp. – Class A(d)	297	10,653
Fox Corp. – Class A	338	9,748
Fox Corp. – Class B(d)	340	9,649
Interpublic Group of Cos., Inc. (The)	1,393	31,036
ITV PLC(d)	7,799	9,705
JCDecaux SA(d)	889	19,947
Lagardere SCA(d)	819	19,215
Liberty Broadband Corp.(d)	346	54,443
Liberty Media Corp.-Liberty SiriusXM – Class A(d)	944	38,647
Liberty Media Corp.-Liberty SiriusXM – Class C(d)	855	35,064
News Corp. – Class A	2,510	44,301

42 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Omnicom Group, Inc.	460	$28,980
Pearson PLC	1,740	14,819
ProSiebenSat.1 Media SE(d)	638	9,251
Publicis Groupe SA	351	15,817
RTL Group SA(d)	319	14,682
Schibsted ASA(d)	973	39,719
Schibsted ASA – Class B(d)	1,054	38,333
SES SA	1,380	12,480
TEGNA, Inc.	850	12,249
ViacomCBS, Inc. – Class B(f)	829	29,247
WPP PLC	1,472	14,184

		573,679

Wireless Telecommunication Services – 0.2%
Millicom International Cellular SA(d)	591	23,505
Rogers Communications, Inc. – Class B	2,193	103,444
T-Mobile US, Inc.(d)	970	128,952
Tele2 AB – Class B	4,849	62,648
Vodafone Group PLC	17,886	29,184

		347,733

		3,278,042

Energy – 1.1%
Energy Equipment & Services – 0.1%
Baker Hughes Co. – Class A	758	14,190
ChampionX Corp.(d)	214	2,542
Core Laboratories NV(f)	280	6,152
Drilling Co. of 1972 A/S (The)(d)	38	1,086
Halliburton Co.	747	12,393
Helmerich & Payne, Inc.	490	11,157
National Oilwell Varco, Inc.	851	10,433
Petrofac Ltd.(d)	6,919	13,966
Saipem SpA	858	2,106
Schlumberger NV	606	12,599
TechnipFMC PLC	994	8,260
Tenaris SA	3,797	29,476
Weatherford International PLC(d)	1	4

		124,364

Oil, Gas & Consumable Fuels – 1.0%
Antero Resources Corp.(d)(f)	1,271	4,982
Apache Corp.	607	7,824
ARC Resources Ltd.	2,540	12,595
BP PLC	13,599	44,154
Cabot Oil & Gas Corp.	1,013	17,748
Cameco Corp.	2,728	27,286
Canadian Natural Resources Ltd.	1,035	23,614
Cenovus Energy, Inc.	2,621	12,997
Cheniere Energy, Inc.(d)	609	34,524

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Chevron Corp.	571	$49,780
China Petroleum & Chemical Corp. – Class H	230,000	103,325
China Shenhua Energy Co., Ltd. – Class H	99,000	190,939
Cimarex Energy Co.	268	9,635
Concho Resources, Inc.	241	13,853
ConocoPhillips	716	28,325
Continental Resources, Inc./OK(d)(f)	603	9,274
Crescent Point Energy Corp.	2,365	4,243
Devon Energy Corp.	669	9,359
Diamondback Energy, Inc.	286	11,428
Enbridge, Inc.	1,314	41,038
Eni SpA	4,936	49,152
EOG Resources, Inc.	364	17,064
EQT Corp.	539	8,020
Equinor ASA	4,590	71,453
Equitrans Midstream Corp.	431	3,517
Exxon Mobil Corp.	713	27,187
Galp Energia SGPS SA	4,711	50,543
Hess Corp.	565	26,657
HollyFrontier Corp.	1,019	23,834
Husky Energy, Inc.	3,080	12,498
Imperial Oil Ltd.	1,534	26,553
Inter Pipeline Ltd.	3,237	32,253
Keyera Corp.	1,731	29,870
Kinder Morgan, Inc.	1,880	27,034
Koninklijke Vopak NV	1,705	89,549
Lundin Energy AB	2,787	66,583
Marathon Oil Corp.	1,390	8,229
Marathon Petroleum Corp.	1,407	54,704
Murphy Oil Corp.	914	9,195
Neste Oyj	4,680	312,719
Occidental Petroleum Corp.	864	13,617
OMV AG	1,553	52,002
ONEOK, Inc.	703	25,217
Ovintiv, Inc.	398	5,078
Ovintiv, Inc. (Toronto)	403	5,154
Parsley Energy, Inc. – Class A	749	9,385
Pembina Pipeline Corp.	2,130	54,320
Peyto Exploration & Development Corp.	1,639	3,597
Phillips 66	607	36,772
Pioneer Natural Resources Co.	178	17,903
PrairieSky Royalty Ltd.	1,883	14,949
Range Resources Corp.(d)	940	6,862
Royal Dutch Shell PLC – Class A	3,106	52,070
Royal Dutch Shell PLC – Class B	3,120	50,109
Seven Generations Energy Ltd.(d)	1,456	6,054

44 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Southwestern Energy Co.(d)	2,381	$7,405
Suncor Energy, Inc.	1,483	23,717
Targa Resources Corp.	621	14,593
TC Energy Corp.	1,444	63,522
TOTAL SE	1,632	69,271
Tourmaline Oil Corp.	1,532	21,328
Valero Energy Corp.	618	33,230
Vermilion Energy, Inc.	920	3,691
Williams Cos., Inc. (The)	1,051	22,050

		2,215,433

		2,339,797

Real Estate – 1.0%
Equity Real Estate Investment Trusts (REITs) – 0.9%
Alexandria Real Estate Equities, Inc.	370	60,580
American Tower Corp.	354	81,845
AvalonBay Communities, Inc.	234	38,982
Boston Properties, Inc.	360	35,338
British Land Co. PLC (The)	5,156	32,234
Brixmor Property Group, Inc.	1,101	16,812
Camden Property Trust	472	46,648
Colony Capital, Inc.(f)	3,138	13,556
Covivio	424	34,555
Crown Castle International Corp.	494	82,780
Digital Realty Trust, Inc.	378	50,936
Duke Realty Corp.	1,323	50,353
Equinix, Inc.	91	63,499
Equity Residential	641	37,127
Essex Property Trust, Inc.	185	45,488
Extra Space Storage, Inc.	489	55,125
Federal Realty Investment Trust(f)	282	24,596
Gecina SA	296	45,030
H&R Real Estate Investment Trust	3,643	39,720
Hammerson PLC	28,225	8,037
Healthpeak Properties, Inc.	1,144	33,016
Host Hotels & Resorts, Inc.(d)(f)	1,706	23,935
ICADE	547	40,423
Intu Properties PLC(d)(h)(i)	9,375	222
Iron Mountain, Inc.(f)	1,144	31,460
JBG SMITH Properties	232	7,132
Kimco Realty Corp.	1,471	21,241
Klepierre SA	1,062	23,460
Land Securities Group PLC	3,092	27,041
Macerich Co. (The)(f)	518	5,180
Mid-America Apartment Communities, Inc.	487	61,440
National Retail Properties, Inc.	864	32,573

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 45

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Prologis, Inc.	1,398	$139,870
Public Storage	203	45,565
Realty Income Corp.	678	40,660
Regency Centers Corp.	664	30,265
RioCan Real Estate Investment Trust	3,105	41,936
SBA Communications Corp.	280	80,410
Segro PLC	5,086	61,537
Simon Property Group, Inc.	199	16,431
SL Green Realty Corp.(f)	359	20,786
SmartCentres Real Estate Investment Trust	1,619	30,031
UDR, Inc.	1,200	46,164
Ventas, Inc.	613	29,369
VEREIT, Inc.	3,437	24,368
Vornado Realty Trust	465	18,093
Welltower, Inc.	621	39,111
Weyerhaeuser Co.	1,110	32,234

		1,867,194

Real Estate Management & Development – 0.1%
Brookfield Property REIT, Inc. – Class A(f)	456	7,146
CBRE Group, Inc. – Class A(d)	938	57,349
Deutsche Wohnen SE	1,099	55,119
First Capital Real Estate Investment Trust	2,575	30,871
Jones Lang LaSalle, Inc.(d)	249	32,940
Swiss Prime Site AG	732	65,951
Unibail-Rodamco-Westfield	156	10,977
Vonovia SE	1,235	84,449

		344,802

		2,211,996

Total Common Stocks (cost $41,671,528)		61,084,666

INVESTMENT COMPANIES – 5.2%
Funds and Investment Trusts – 5.2%(g)
Altaba, Inc.(d)(h)(i)	1,120	– 0	–
iShares Global Energy ETF(f)	47,190	946,631
iShares Russell 1000 Value ETF – Class E(f)	25,160	3,331,184
iShares Russell 2000 Value ETF(f)	28,660	3,514,289
VanEck Vectors JP Morgan EM Local Currency Bond ETF – Class E	98,020	3,170,947

Total Investment Companies (cost $10,575,240)		10,963,051

46 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 0.7%
Mexico – 0.7%
Mexico Government International Bond 4.125%, 01/21/2026(f) (cost $1,171,851)	U.S.$	1,174	$1,327,207

		Shares
PREFERRED STOCKS – 0.0%
Consumer Discretionary – 0.0%
Internet & Direct Marketing Retail – 0.0%
Qurate Retail, Inc. 8.00% (cost $9,589)		36	3,536

RIGHTS – 0.0%
Financials – 0.0%
Banks – 0.0%
Banco Santander SA, expiring 12/03/2020(d)		3,802	475

Health Care – 0.0%
Pharmaceuticals – 0.0%
Bristol-Myers Squibb Co., expiring 11/19/2024(d)		350	413

Total Rights (cost $1,764)			888

WARRANTS – 0.0%
Energy – 0.0%
Energy Equipment & Services – 0.0%
Weatherford Intl PLC, expiring 11/26/2023(d)		20	3

Oil, Gas & Consumable Fuels – 0.0%
Occidental Petroleum Corp., expiring 08/03/2027(d)		108	555

			558

Consumer Discretionary – 0.0%
Textiles, Apparel & Luxury Goods – 0.0%
Cie Financiere Richemont SA, expiring 11/27/2023(d)		570	113

Total Warrants (cost $610)			671

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 47

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 8.5%
Investment Companies – 8.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.04%(g)(j)(k) (cost $17,913,348)	17,913,348	$17,913,348

Total Investments Before Security Lending Collateral for Securities Loaned – 97.3% (cost $179,412,626)		204,388,240

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.9%
Investment Companies – 1.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.04%(g)(j)(k) (cost $4,091,668)	4,091,668	4,091,668

Total Investments – 99.2% (cost $183,504,294)		208,479,908
Other assets less liabilities – 0.8%		1,648,390

Net Assets – 100.0%		$210,128,298

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Futures	17	October 2021	$816,680	$44,099
Brent Crude Futures	17	April 2021	818,380	66,779
Canadian 10 Yr Bond Futures	71	March 2021	8,137,091	21,597
Cattle Feeder Futures	11	January 2021	775,775	83,559
Cocoa Futures	43	March 2021	1,177,770	146,919
Coffee Robusta Futures	60	January 2021	840,600	58,190
Coffee ‘C’ Futures	14	March 2021	647,325	55,867
Copper Futures	58	March 2021	4,985,100	239,826
Corn Futures	92	March 2021	1,959,600	(30,187)
Cotton No.2 Futures	44	March 2021	1,587,300	5,814
Euro STOXX 50 Index Futures	13	December 2020	543,523	29,923
Gasoline RBOB Futures	27	May 2021	1,598,713	88,796
Gold 100 OZ Futures	24	February 2021	4,274,160	(69,422)
Hang Seng Index Futures	6	December 2020	1,023,035	(12,576)
KC HRW Wheat Futures	65	March 2021	1,777,750	(45,630)
Lean Hogs Futures	43	February 2021	1,179,490	28,469
Live Cattle Futures	38	February 2021	1,715,700	(2,995)

48 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
LME Lead Futures	36	December 2020	$1,861,200	$111,258
LME Nickel Futures	33	December 2020	3,166,614	337,568
LME Nickel Futures	2	January 2021	192,168	(499)
LME Primary Aluminum Futures	79	December 2020	4,033,444	507,367
LME Zinc Futures	30	December 2020	2,083,275	207,990
LME Zinc Futures	32	January 2021	2,227,160	142,710
Long Gilt Futures	43	March 2021	7,692,503	1,672
Low SU Gasoil Futures	24	June 2021	968,400	100,756
MSCI Emerging Markets Futures	180	December 2020	10,820,700	827,210
MSCI Singapore IX ETS Futures	15	December 2020	359,076	(11,939)
Natural Gas Futures	59	February 2021	1,651,410	11,589
Nikkei 225 (CME) Futures	11	December 2020	1,447,325	40,643
NY Harbor ULSD Futures	28	May 2021	1,646,282	221,644
OMXS30 Index Futures	20	December 2020	446,024	(994)
Platinum Futures	66	January 2021	3,187,470	185,582
S&P 400 E-Mini Futures	21	December 2020	4,553,640	352,111
Silver Futures	14	March 2021	1,581,510	(80,046)
Soybean Futures	55	January 2021	3,213,375	280,800
Soybean Meal Futures	4	January 2021	156,200	3,961
Soybean Meal Futures	75	March 2021	2,919,000	(25,079)
Soybean oil Futures	94	March 2021	2,102,028	(64,397)
SPI 200 Futures	16	December 2020	1,917,045	183,186
Sugar 11 (World) Futures	14	June 2021	208,701	(7,283)
Sugar 11 (World) Futures	56	February 2021	910,067	57,767
TOPIX Index Futures	46	December 2020	7,734,962	688,078
U.S. T-Note 5 Yr (CBT) Futures	76	March 2021	9,578,375	11,778
U.S. T-Note 10 Yr (CBT) Futures	183	March 2021	25,285,453	46,927
Wheat (CBT) Futures	58	March 2021	1,696,500	(61,043)
WTI Crude Futures	18	November 2021	815,760	49,635
WTI Crude Futures	18	May 2021	823,860	73,935

Sold Contracts
Brent Crude Futures	8	December 2020	383,040	(15,454)
FTSE 100 Index Futures	16	December 2020	1,342,216	(128,142)
Gasoline RBOB Futures	7	December 2020	365,030	(12,689)
Hang Seng Index Futures	6	December 2020	1,023,035	12,506
Japan 10 Yr Bond (OSE) Futures	9	December 2020	13,106,034	(22,902)
LME Nickel Futures	2	January 2021	192,168	(1,230)
LME Nickel Futures	14	December 2020	1,343,412	(281,944)
LME Primary Aluminum Futures	13	December 2020	663,731	(88,173)
MSCI Singapore IX ETS Futures	4	December 2020	95,754	3,192
S&P 500 E-Mini Futures	19	December 2020	3,442,040	(297,171)
S&P TSX 60 Index Futures	16	December 2020	2,518,211	(153,844)
Soybean oil Futures	11	March 2021	245,982	1,837
SPI 200 Futures	9	December 2020	1,078,338	(102,181)
TOPIX Index Futures	3	December 2020	504,454	(45,567)
U.S. T-Note 10 Yr (CBT) Futures	183	March 2021	25,285,453	(46,002)
WTI Crude Futures	11	December 2020	498,740	(39,408)

				$3,684,743

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 49

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	HKD	88,907	USD	11,468	08/13/2021	$(3,722)
Australia and New Zealand Banking Group Ltd.	USD	825	SGD	1,121	01/07/2021	10,784
Australia and New Zealand Banking Group Ltd.	USD	11,467	HKD	88,907	12/17/2020	3,208
Bank of America, NA	SEK	9,073	USD	1,027	01/15/2021	(32,395)
Bank of America, NA	DKK	3,946	USD	623	01/15/2021	(10,580)
Bank of America, NA	ILS	3,534	USD	1,056	01/21/2021	(13,152)
Bank of America, NA	USD	826	CAD	1,084	12/10/2020	8,171
Bank of America, NA	USD	820	RUB	64,048	01/22/2021	14,608
Barclays Bank PLC	HKD	88,907	USD	11,468	12/17/2020	(2,469)
Barclays Bank PLC	CNY	10,963	USD	1,638	12/17/2020	(24,416)
Barclays Bank PLC	CAD	18,714	USD	14,097	12/10/2020	(313,615)
Barclays Bank PLC	MYR	6,016	USD	1,446	03/25/2021	(27,576)
Barclays Bank PLC	USD	3,297	MYR	13,683	03/25/2021	53,290
BNP Paribas SA	CNY	5,517	USD	833	12/17/2020	(3,524)
BNP Paribas SA	CAD	1,615	USD	1,236	12/10/2020	(7,319)
BNP Paribas SA	USD	411	CNY	2,723	12/17/2020	1,832
Citibank, NA	EUR	9,741	USD	11,456	12/18/2020	(169,751)
Citibank, NA	BRL	1,304	USD	227	12/02/2020	(16,151)
Citibank, NA	USD	245	BRL	1,304	12/02/2020	(1,173)
Citibank, NA	USD	3,221	CNY	21,644	12/17/2020	61,896
Citibank, NA	USD	843	TWD	23,641	01/27/2021	(9,049)
Citibank, NA	USD	823	JPY	86,909	12/11/2020	9,411
Citibank, NA	USD	1,699	KRW	1,932,622	01/14/2021	43,943
Citibank, NA	USD	727	COP	2,634,515	01/14/2021	4,485
Credit Suisse International	MXN	17,272	USD	819	12/11/2020	(34,723)
Credit Suisse International	BRL	1,304	USD	245	12/02/2020	1,173
Credit Suisse International	BRL	1,304	USD	242	01/05/2021	(1,740)
Credit Suisse International	SGD	1,121	USD	821	01/07/2021	(15,283)
Credit Suisse International	CHF	573	EUR	531	12/18/2020	1,852
Credit Suisse International	USD	824	CAD	1,082	12/10/2020	9,741
Credit Suisse International	USD	242	BRL	1,304	12/02/2020	1,674
Credit Suisse International	USD	2,029	CAD	2,627	12/10/2020	(6,014)
Credit Suisse International	USD	1,612	MXN	34,775	12/11/2020	107,407
Credit Suisse International	SEK	18,055	EUR	1,741	12/18/2020	(27,741)
Deutsche Bank AG	USD	1,573	INR	116,601	01/15/2021	(4,573)
Goldman Sachs Bank USA	KRW	696,982	USD	625	01/14/2021	(3,960)
Goldman Sachs Bank USA	TWD	35,422	USD	1,294	07/07/2021	13,445
Goldman Sachs Bank USA	MXN	12,836	USD	601	12/11/2020	(33,310)
Goldman Sachs Bank USA	ILS	2,113	USD	631	01/21/2021	(8,262)
Goldman Sachs Bank USA	USD	634	NOK	5,746	01/15/2021	12,175
Goldman Sachs Bank USA	USD	1,048	SEK	8,991	12/18/2020	1,105
Goldman Sachs Bank USA	USD	411	INR	30,624	01/15/2021	1,219
HSBC Bank USA	MXN	17,451	USD	800	12/11/2020	(62,414)
HSBC Bank USA	USD	416	RUB	32,066	01/22/2021	1,963
JPMorgan Chase Bank, NA	JPY	3,786,251	USD	35,693	12/11/2020	(578,711)
JPMorgan Chase Bank, NA	JPY	128,434	USD	1,238	12/11/2020	7,651
JPMorgan Chase Bank, NA	EUR	8,027	USD	9,419	12/18/2020	(161,306)

50 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	630	EUR	531	12/18/2020	$2,992
JPMorgan Chase Bank, NA	USD	846	GBP	636	01/21/2021	2,594
JPMorgan Chase Bank, NA	USD	1,598	CAD	2,082	12/10/2020	5,639
Morgan Stanley Capital Services, Inc.	CLP	317,724	USD	419	01/14/2021	1,925
Morgan Stanley Capital Services, Inc.	JPY	87,946	USD	833	12/11/2020	(9,438)
Morgan Stanley Capital Services, Inc.	JPY	65,611	USD	630	12/11/2020	1,121
Morgan Stanley Capital Services, Inc.	NZD	8,939	USD	5,964	12/22/2020	(304,633)
Morgan Stanley Capital Services, Inc.	EUR	704	USD	835	12/18/2020	(5,564)
Morgan Stanley Capital Services, Inc.	USD	3,314	EUR	2,806	12/18/2020	33,629
Morgan Stanley Capital Services, Inc.	USD	633	SEK	5,458	12/18/2020	3,725
Morgan Stanley Capital Services, Inc.	USD	1,642	CLP	1,241,990	01/14/2021	(10,580)
Natwest Markets PLC	COP	4,255,575	USD	1,167	01/14/2021	(13,879)
Natwest Markets PLC	INR	30,622	USD	412	01/15/2021	(55)
Natwest Markets PLC	MXN	12,804	USD	621	12/11/2020	(12,137)
Natwest Markets PLC	USD	812	CAD	1,078	12/10/2020	17,763
Natwest Markets PLC	USD	1,983	MXN	42,629	12/11/2020	124,461
Natwest Markets PLC	USD	1,282	JPY	133,565	01/14/2021	(1,517)
Natwest Markets PLC	USD	829	KRW	926,606	01/14/2021	6,967
Natwest Markets PLC	USD	1,238	CLP	931,012	01/14/2021	(14,624)
Natwest Markets PLC	USD	633	COP	2,312,907	01/14/2021	9,347
Standard Chartered Bank	TWD	83,016	USD	2,946	01/27/2021	17,594
Standard Chartered Bank	INR	30,225	USD	405	01/15/2021	(1,491)
Standard Chartered Bank	USD	1,279	TWD	35,422	07/07/2021	1,276
State Street Bank & Trust Co.	JPY	124,190	USD	1,183	12/11/2020	(6,230)
State Street Bank & Trust Co.	THB	50,371	USD	1,635	01/07/2021	(30,235)
State Street Bank & Trust Co.	ZAR	6,497	USD	423	02/04/2021	6,529
State Street Bank & Trust Co.	AUD	4,936	USD	3,523	01/12/2021	(101,927)
State Street Bank & Trust Co.	GBP	5,632	USD	7,469	01/21/2021	(45,411)
State Street Bank & Trust Co.	TRY	2,566	USD	314	12/01/2020	(14,583)
State Street Bank & Trust Co.	NOK	2,490	USD	266	01/15/2021	(13,957)
State Street Bank & Trust Co.	CHF	2,816	USD	3,100	01/29/2021	(4,525)
State Street Bank & Trust Co.	NZD	611	USD	406	12/22/2020	(22,082)
State Street Bank & Trust Co.	EUR	407	USD	483	12/01/2020	(2,444)
State Street Bank & Trust Co.	USD	404	NZD	611	12/22/2020	23,897
State Street Bank & Trust Co.	USD	1,093	GBP	824	01/21/2021	6,643
State Street Bank & Trust Co.	TRY	3,961	EUR	407	12/01/2020	(21,443)
State Street Bank & Trust Co.	USD	103	ZAR	1,604	02/04/2021	(702)
State Street Bank & Trust Co.	USD	2,913	EUR	2,476	12/18/2020	42,180
State Street Bank & Trust Co.	USD	405	SEK	3,606	12/18/2020	15,886
State Street Bank & Trust Co.	USD	419	NOK	3,800	01/15/2021	8,036
State Street Bank & Trust Co.	USD	93	JPY	9,813	12/11/2020	1,069
State Street Bank & Trust Co.	USD	1,660	THB	50,371	01/07/2021	5,183
UBS AG	COP	5,300,625	USD	1,415	01/14/2021	(56,256)
UBS AG	TWD	23,641	USD	840	01/27/2021	6,234

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 51

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
UBS AG	USD	846	GBP	636	01/21/2021	$2,568
UBS AG	USD	814	TRY	6,552	12/01/2020	23,787
UBS AG	USD	11,049	JPY	1,155,483	12/11/2020	20,552

						$(1,504,012)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2020	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 26, 5 Year Index, 06/20/2021*	5.00%	Quarterly	1.31%	USD 4,420	$135,055	$14,003	$121,052

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	30,190	02/15/2024	3 Month LIBOR	2.605%	Quarterly/Semi-Annual	$2,475,383	$—	$2,475,383
AUD	15,000	07/09/2025	6 Month BBSW	3.168%	Semi-Annual/ Semi-Annual	1,573,710	—	1,573,710
AUD	4,740	02/23/2027	6 Month BBSW	3.040%	Semi-Annual/ Semi-Annual	572,335	—	572,335
NZD	20,260	02/24/2027	3 Month BKBM	3.508%	Quarterly/Semi-Annual	2,709,295	—	2,709,295
AUD	9,490	02/27/2027	6 Month BBSW	2.975%	Semi-Annual/ Semi-Annual	1,116,024	—	1,116,024
NZD	10,120	02/28/2027	3 Month BKBM	3.445%	Quarterly/Semi-Annual	1,322,411	—	1,322,411
AUD	8,630	11/13/2030	6 Month BBSW	0.872%	Semi-Annual/ Semi-Annual	(13,447)	—	(13,447)
NZD	9,130	11/16/2030	3 Month BKBM	0.839%	Quarterly/Semi-Annual	(34,897)	—	(34,897)

						$9,720,814	$—	$9,720,814

52 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2020	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs International
iTraxxx Australia Series 24, 5 Year Index, 12/20/2020*	(1.00)%	Quarterly	0.04%	USD 1,110	$(2,813)	$126	$(2,939)
iTraxxx Australia Series 24, 5 Year Index, 12/20/2020*	(1.00)	Quarterly	0.04	USD 1,490	(3,776)	169	(3,945)

Sale Contracts
Deutsche Bank AG
iTraxxx Australia Series 24, 5 Year Index, 12/20/2020*	1.00	Quarterly	0.04	USD 2,600	6,588	(324)	6,912

					$(1)	$(29)	$28

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	10,470	03/02/2025	1.418%	CPI	#	Maturity	$117,226	$—	$117,226
Citibank, NA	USD	9,950	03/11/2025	0.843%	CPI	#	Maturity	405,578	—	405,578
Goldman Sachs International	USD	7,650	07/15/2021	2.293%	CPI	#	Maturity	(149,023)	—	(149,023)
Goldman Sachs International	USD	26,160	01/04/2022	1.650%	CPI	#	Maturity	(115,485)	—	(115,485)
JPMorgan Chase Bank, NA	USD	27,930	10/26/2021	2.102%	CPI	#	Maturity	(478,950)	—	(478,950)

								$(220,654)	$—	$(220,654)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 53

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
MBCN1A	LIBOR Minus 7.35%	Quarterly	USD	2,625	12/15/2020	$223,919

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
JPMorgan Chase Bank, NA
GBP/EUR 11/18/2021*	7.32%	Maturity	EUR	36	$(20,908)	$—	$(20,908)
UBS AG
USD/JPY 09/30/2021*	7.85	Maturity	USD	61	(61,020)	—	(61,020)
Sale Contracts
Goldman Sachs Bank USA
USD/JPY 09/30/2021*	7.20	Maturity	USD	53	11,939	—	11,939

					$(69,989)	$—	$(69,989)

*	Termination date

(a)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open exchange-traded derivatives.

(d)	Non-income producing security.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2020, the aggregate market value of these securities amounted to $620,840 or 0.3% of net assets.

(f)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(g)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)	Fair valued by the Adviser.

(j)	Affiliated investments.

(k)	The rate shown represents the 7-day yield as of period end.

54 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CME – Chicago Mercantile Exchange

CPI – Consumer Price Index

ETF – Exchange Traded Fund

ETS – Emission Trading Scheme

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

KC HRW – Kansas City Hard Red Winter

LIBOR – London Interbank Offered Rate

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

OSE – Osaka Securities Exchange

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

REG – Registered Shares

REIT – Real Estate Investment Trust

SPI – Share Price Index

TIPS – Treasury Inflation Protected Security

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

ULSD – Ultra-Low Sulfur Diesel

WTI – West Texas Intermediate

See notes to consolidated financial statements.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 55

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

November 30, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $161,499,278)	$186,474,892	(a)
Affiliated issuers (cost $22,005,016—including investment of cash collateral for securities loaned of $4,091,668)	22,005,016
Cash collateral due from broker	8,345,579
Foreign currencies, at value (cost $732,131)	725,224
Unrealized appreciation on forward currency exchange contracts	762,630
Unrealized appreciation on inflation swaps	522,804
Unaffiliated interest and dividends receivable	253,496
Unrealized appreciation on total return swaps	223,919
Receivable for capital stock sold	69,257
Unrealized appreciation on variance swaps	11,939
Market value on credit default swaps (net premiums received $324)	6,588
Affiliated dividends receivable	412

Total assets	219,401,756

Liabilities
Due to custodian	33
Payable for collateral received on securities loaned	4,091,668
Unrealized depreciation on forward currency exchange contracts	2,266,642
Cash collateral due to broker	800,000
Unrealized depreciation on inflation swaps	743,458
Payable for variation margin on futures	615,817
Payable for capital stock redeemed	205,285
Advisory fee payable	96,545
Unrealized depreciation on variance swaps	81,928
Distribution fee payable	40,391
Transfer Agent fee payable	23,414
Administrative fee payable	17,278
Payable for variation margin on centrally cleared swaps	8,022
Market value on credit default swaps (net premiums paid $295)	6,589
Payable for investment securities purchased	5,384
Directors’ fees payable	5,145
Accrued expenses and other liabilities	265,859

Total liabilities	9,273,458

Net Assets	$210,128,298

Composition of Net Assets
Capital stock, at par	$116,150
Additional paid-in capital	184,403,830
Distributable earnings	25,608,318

	$210,128,298

(a)	Includes securities on loan with a value of $9,131,396 (see Note E).

See notes to consolidated financial statements.

56 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$190,591,743	10,525,012	$18.11	*

C	$3,381,827	204,974	$16.50

Advisor	$12,152,539	664,495	$18.29

R	$627,274	34,958	$17.94

K	$1,312,177	72,674	$18.06

I	$2,062,738	112,929	$18.27

*	The maximum offering price per share for Class A shares was $18.91 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 57

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended November 30, 2020

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $81,838)	$1,287,780
Affiliated issuers	35,561
Interest	1,282,265
Securities lending income	8,824	$2,614,430

Expenses
Advisory fee (see Note B)	1,213,714
Distribution fee—Class A	456,071
Distribution fee—Class C	35,534
Distribution fee—Class R	4,620
Distribution fee—Class K	3,168
Transfer agency—Class A	320,010
Transfer agency—Class C	6,601
Transfer agency—Advisor Class	22,197
Transfer agency—Class R	2,456
Transfer agency—Class K	2,610
Transfer agency—Class I	2,529
Custody and accounting	203,443
Audit and tax	140,238
Registration fees	95,728
Administrative	90,981
Printing	54,176
Legal	35,673
Directors’ fees	19,034
Miscellaneous	65,808

Total expenses	2,774,591
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(15,376)

Net expenses		2,759,215

Net investment loss		(144,785)

See notes to consolidated financial statements.

58 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$5,030,453
Forward currency exchange contracts	448,016
Futures	5,734,007
Options written	(9,400,470)
Swaps	2,441,522
Swaptions written	(1,537,884)
Foreign currency transactions	1,318
Net change in unrealized appreciation/depreciation of:
Investments(a)	11,205,800
Forward currency exchange contracts	(2,382,350)
Futures	2,604,776
Options written	(78,329)
Swaps	2,411,627
Foreign currency denominated assets and liabilities	1,078,172

Net gain on investment and foreign currency transactions	17,556,658

Contributions from Affiliates (see Note B)	2,603

Net Increase in Net Assets from Operations	$17,414,476

(a)	Net of decrease in accrued foreign capital gains taxes of $129.

See notes to consolidated financial statements.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 59

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2020	Year Ended November 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(144,785)	$1,032,078
Net realized gain (loss) on investment and foreign currency transactions	2,716,962	(1,069,255)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	14,839,696	17,241,811
Contributions from Affiliates (see Note B)	2,603	– 0	–

Net increase in net assets from operations	17,414,476	17,204,634
Distributions to Shareholders
Class A	(2,612,873)	(1,152,846)
Class C	(19,265)	– 0	–
Advisor Class	(228,997)	(118,161)
Class R	(13,697)	(4,600)
Class K	(17,881)	(6,357)
Class I	(43,187)	(18,442)
Capital Stock Transactions
Net decrease	(23,802,612)	(26,567,779)

Total decrease	(9,324,036)	(10,663,551)
Net Assets
Beginning of period	219,452,334	230,115,885

End of period	$210,128,298	$219,452,334

See notes to consolidated financial statements.

60 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

November 30, 2020

NOTE A

Significant Accounting Policies

AB Global Risk Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation Fund (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of November 30, 2020, net assets of the Fund were $210,128,298, of which $16,866,417, or 8%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and

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liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by

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a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs

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which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-

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backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2020:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$113,094,873		$	– 0	–	$113,094,873
Common Stocks:
Information Technology		9,484,986		812,771			– 0	–	10,297,757
Financials		4,999,104		4,043,745			– 0	–	9,042,849
Health Care		5,033,215		1,877,391			– 0	–	6,910,606
Industrials		4,689,972		1,787,210			– 0	–	6,477,182
Consumer Staples		4,203,296		1,620,003			– 0	–	5,823,299
Materials		3,423,367		1,603,966			– 0	–	5,027,333
Consumer Discretionary		3,697,029		1,289,128			– 0	–	4,986,157
Utilities		2,764,688		1,924,960			– 0	–	4,689,648
Communication Services		2,267,375		1,010,667			– 0	–	3,278,042
Energy		1,180,843		1,158,954			– 0	–	2,339,797
Real Estate		1,722,961		488,813			222		2,211,996
Investment Companies		10,963,051		– 0	–		0	(a)	10,963,051
Governments – Sovereign Bonds		– 0	–	1,327,207			– 0	–	1,327,207
Preferred Stocks		3,536		– 0	–		– 0	–	3,536
Rights		888		– 0	–		– 0	–	888
Warrants		671		– 0	–		– 0	–	671
Short-Term Investments		17,913,348		– 0	–		– 0	–	17,913,348
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		4,091,668		– 0	–		– 0	–	4,091,668

Total Investments in Securities		76,439,998		132,039,688			222		208,479,908
Other Financial Instruments(b):
Assets:
Futures		4,374,012		957,528			– 0	–	5,331,540	(c)
Forward Currency Exchange Contracts		– 0	–	762,630			– 0	–	762,630

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Investments in Securities:	Level 1			Level 2	Level 3			Total
Centrally Cleared Credit Default Swaps	$	– 0	–	$135,055	$	– 0	–	$135,055	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	9,769,158		– 0	–	9,769,158	(c)
Credit Default Swaps		– 0	–	6,588		– 0	–	6,588
Inflation (CPI) Swaps		– 0	–	522,804		– 0	–	522,804
Total Return Swaps		– 0	–	223,919		– 0	–	223,919
Variance Swaps		– 0	–	11,939		– 0	–	11,939
Liabilities:
Futures		(1,345,398)		(301,399)		– 0	–	(1,646,797	)(c)
Forward Currency Exchange Contracts		– 0	–	(2,266,642)		– 0	–	(2,266,642)
Centrally Cleared Interest Rate Swaps		– 0	–	(48,344)		– 0	–	(48,344	)(c)
Credit Default Swaps		– 0	–	(6,589)		– 0	–	(6,589)
Inflation (CPI) Swaps		– 0	–	(743,458)		– 0	–	(743,458)
Variance Swaps		– 0	–	(81,928)		– 0	–	(81,928)

Total		$79,468,612		$140,980,949		$222		$220,449,783

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2020, the reimbursement for such services amounted to $90,981.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $150,881 for the year ended November 30, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,279 from the sale of Class A shares and received $1,160 and $61 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and

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bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2020, such waiver amounted to $15,180.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2020 is as follows:

Fund	Market Value 11/30/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$4,193	$173,666	$159,946	$17,913	$36
Government Money Market Portfolio*	61	13,120	9,089	4,092	1

Total				$22,005	$37

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended November 30, 2020, the Adviser reimbursed the Fund $2,603 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

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Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $3,505,478, $424,341 and $256,717 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$20,056,973	$41,064,405
U.S. government securities	15,899,804	24,572,252

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$213,752,214

Gross unrealized appreciation	$46,094,611
Gross unrealized depreciation	(36,575,162)

Net unrealized appreciation	$9,519,449

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal

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to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2020, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

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The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended November 30, 2020, the Fund held purchased options for hedging and non-hedging purposes. During the year ended November 30, 2020, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the year ended November 30, 2020, the Fund held written options for hedging and non-hedging purposes. During the year ended November 30, 2020, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the

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Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the

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difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended November 30, 2020, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended November 30, 2020, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit

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protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the consolidated portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended November 30, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

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Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended November 30, 2020, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended November 30, 2020, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the year ended November 30, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$81,974	*	Receivable/Payable for variation margin on futures	$68,904	*

Equity contracts	Receivable/Payable for variation margin on futures	2,136,849	*	Receivable/Payable for variation margin on futures	752,414	*

Commodity contracts	Receivable/Payable for variation margin on futures	3,112,717	*	Receivable/Payable for variation margin on futures	825,479	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	121,052	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	9,769,158	*	Receivable/Payable for variation margin on centrally cleared swaps	48,344	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	762,630		Unrealized depreciation on forward currency exchange contracts	2,266,642

Interest rate contracts	Unrealized appreciation on inflation swaps	522,804		Unrealized depreciation on inflation swaps	743,458

Credit contracts	Market value on credit default swaps	6,588		Market value on credit default swaps	6,589

Equity contracts	Unrealized appreciation on total return swaps	223,919
Foreign currency contracts	Unrealized appreciation on variance swaps	11,939		Unrealized depreciation on variance swaps	81,928

Total		$16,749,630			$4,793,758

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*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$3,502,165	$(635,009)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(190,034)	194,498

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	2,421,876	3,045,287

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	448,016	(2,382,350)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(143,059)	– 0	–

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	296,625	– 0	–

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$6,513,195	$	– 0	–

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(429,034)		(78,329)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(8,971,436)		– 0	–

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	(1,537,884)		– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,695,543		2,725,837

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	297,684		(66,396)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(253,327)		(498,945)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$701,622	$251,131

Total		$4,351,952	$2,555,724

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2020:

Futures:
Average notional amount of buy contracts	$155,744,158
Average notional amount of sale contracts	$41,620,536
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$82,463,666
Average principal amount of sale contracts	$173,099,057
Purchased Options:
Average notional amount	$16,142,578	(a)
Purchased Swaptions:
Average notional amount	$33,661,000	(b)
Options Written:
Average notional amount	$34,674,923	(c)
Swaptions Written:
Average notional amount	$78,542,333	(b)
Inflation Swaps:
Average notional amount	$79,360,769
Centrally Cleared Interest Rate Swaps:
Average notional amount	$84,866,885
Credit Default Swaps:
Average notional amount of buy contracts	$2,600,000
Average notional amount of sale contracts	$2,600,000
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$5,096,400	(d)
Average notional amount of sale contracts	$18,920,277
Total Return Swaps:
Average notional amount	$2,579,126	(c)
Variance Swaps:
Average notional amount	$565,477	(e)

(a)	Positions were open for seven months during the year.

(b)	Positions were open for three months during the year.

(c)	Positions were open for eight months during the year.

(d)	Positions were open for one month during the year.

(e)	Positions were open for ten months during the year.

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For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table

AB Global Risk Allocation Fund, Inc.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$13,992	$(3,722)	$	– 0	–	$	– 0	–	$10,270
Bank of America, NA	246,698	(56,127)		(190,571)			– 0	–	– 0	–
Barclays Bank PLC	53,290	(53,290)		– 0	–		– 0	–	– 0	–
BNP Paribas SA	1,832	(1,832)		– 0	–		– 0	–	– 0	–
Citibank, NA	642,539	(196,124)		(446,415)			– 0	–	– 0	–
Credit Suisse International	121,847	(85,501)		– 0	–		– 0	–	36,346
Deutsche Bank AG	6,588	(4,573)		– 0	–		– 0	–	2,015
Goldman Sachs Bank USA/Goldman Sachs International	39,883	(39,883)		– 0	–		– 0	–	– 0	–
HSBC Bank USA	1,963	(1,963)		– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	18,876	(18,876)		– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	40,400	(40,400)		– 0	–		– 0	–	– 0	–
Natwest Markets PLC	158,538	(42,212)		– 0	–		– 0	–	116,326
Standard Chartered Bank	18,870	(1,491)		– 0	–		– 0	–	17,379
State Street Bank & Trust Co.	109,423	(109,423)		– 0	–		– 0	–	– 0	–
UBS AG	53,141	(53,141)		– 0	–		– 0	–	– 0	–

Total	$1,527,880	$(708,558)		$(636,986)		$	– 0	–	$182,336	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Australia and New Zealand Banking Group Ltd.	$3,722	$(3,722)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, NA	56,127	(56,127)		– 0	–		– 0	–		– 0	–
Barclays Bank PLC	368,076	(53,290)		– 0	–		– 0	–		314,786
BNP Paribas SA	10,843	(1,832)		– 0	–		– 0	–		9,011
Citibank, NA	196,124	(196,124)		– 0	–		– 0	–		– 0	–
Credit Suisse International	85,501	(85,501)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	4,573	(4,573)		– 0	–		– 0	–		– 0	–

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivative Liabilities
Goldman Sachs Bank USA/Goldman Sachs International	$316,629	$(39,883)	$	– 0	–	$(276,746)		$	– 0	–
HSBC Bank USA	62,414	(1,963)		– 0	–	– 0	–		60,451
JPMorgan Chase Bank, NA	1,239,875	(18,876)		– 0	–	(669,290)			551,709
Morgan Stanley Capital Services, Inc.	330,215	(40,400)		– 0	–	– 0	–		289,815
Natwest Markets PLC	42,212	(42,212)		– 0	–	– 0	–		– 0	–
Standard Chartered Bank	1,491	(1,491)		– 0	–	– 0	–		– 0	–
State Street Bank & Trust Co.	263,539	(109,423)		– 0	–	– 0	–		154,116
UBS AG	117,276	(53,141)		– 0	–	– 0	–		64,135

Total	$3,098,617	$(708,558)	$	– 0	–	$(946,036)			$1,444,023^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the consolidated portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some

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cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

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A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$ 9,131,396	$4,091,668	$5,447,885	$7,805	$1,019	$196

*As	of November 30, 2020.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

Shares	Amount
Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2020	Year Ended November 30, 2019

Class A
Shares sold	273,127	324,220	$4,522,761	$5,237,490

Shares issued in reinvestment of dividends	140,151	67,348	2,339,121	1,031,774

Shares converted from Class B	– 0	–	117,139	– 0	–	1,959,063

Shares converted from Class C	21,515	127,587	356,570	2,087,935

Shares redeemed	(1,535,951)	(1,957,694)	(25,067,376)	(31,555,898)

Net decrease	(1,101,158)	(1,321,400)	$(17,848,924)	$(21,239,636)

Class B
Shares sold	– 0	–	14,198	$	– 0	–	$206,787

Shares converted to Class A	– 0	–	(130,039)	– 0	–	(1,959,063)

Shares redeemed	– 0	–	(22,796)	– 0	–	(327,461)

Net decrease	– 0	–	(138,637)	$	– 0	–	$(2,079,737)

Class C
Shares sold	10,814	27,309	$161,636	$396,710

Shares issued in reinvestment of dividends	1,119	– 0	–	17,147	– 0	–

Shares converted to Class A	(23,536)	(139,636)	(356,570)	(2,087,935)

Shares redeemed	(53,115)	(150,985)	(777,480)	(2,205,112)

Net decrease	(64,718)	(263,312)	$(955,267)	$(3,896,337)

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	Shares		Amount
	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2020	Year Ended November 30, 2019

Advisor Class
Shares sold	109,580	233,418	$1,865,421	$3,777,852

Shares issued in reinvestment of dividends	11,991	6,899	201,692	106,442

Shares redeemed	(321,529)	(213,030)	(5,042,641)	(3,493,380)

Net increase (decrease)	(199,958)	27,287	$(2,975,528)	$390,914

Class R
Shares sold	2,875	7,876	$45,686	$123,383

Shares issued in reinvestment of dividends	826	302	13,697	4,600

Shares redeemed	(51,414)	(51,730)	(817,060)	(824,981)

Net decrease	(47,713)	(43,552)	$(757,677)	$(696,998)

Class K
Shares sold	21,508	16,092	$362,157	$255,888

Shares issued in reinvestment of dividends	1,074	416	17,880	6,357

Shares redeemed	(28,433)	(11,585)	(461,812)	(189,548)

Net increase (decrease)	(5,851)	4,923	$(81,775)	$72,697

Class I
Shares sold	7,126	98,694	$119,836	$1,653,753

Shares issued in reinvestment of dividends	2,572	1,197	43,186	18,442

Shares redeemed	(79,791)	(49,053)	(1,346,463)	(790,877)

Net increase (decrease)	(70,093)	50,838	$(1,183,441)	$881,318

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value, or NAV, when the

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asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment Grade Securities Risk—Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

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Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2020.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$2,935,900	$1,300,406

Total distributions paid	$2,935,900	$1,300,406

As of November 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,900,260
Accumulated capital and other losses	(5,078,073	)(a)
Unrealized appreciation/(depreciation)	10,487,543	(b)

Total accumulated earnings/(deficit)	$11,309,730	(c)

(a)	As of November 30, 2020, the Fund had a net capital loss carryforward of $5,014,794. As of November 30, 2020, the cumulative deferred loss on straddles was $63,279.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the tax treatment of earnings from the Subsidiary, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2020, the Fund had a net short-term capital loss carryforward of $2,862,553 and a net long-term capital loss carryforward of $2,152,241, which may be carried forward for an indefinite period.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the current fiscal year, permanent differences primarily due to book/tax differences associated with the treatment of earnings from the Subsidiary and contributions from the Adviser resulted in a net decrease in distributable earnings and a net increase in additional paid in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s consolidated net assets.

NOTE K

Subsequent Events

On November 12, 2020, an Executive Order was issued titled “Addressing the Threat from Securities Investments that Finance Communist Chinese Military Companies” (the “Order”). Effective January 11, 2021, the Order will prohibit U.S. entities (including the Fund) from participating in certain types of transactions involving securities of Chinese companies specified in the Order. The Fund has sold any investments in securities subject to the Order prior to its effective date.

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2020	2019		2018		2017		2016

Net asset value, beginning of period	$ 16.77	$ 15.62		$ 16.75		$ 15.79		$ 15.29

Income From Investment Operations

Net investment income (loss)(a)(b)	(.01)	.08		.15		.13		.15†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.58	1.16		(.76)		1.67		.36
Contributions from Affiliates	.00 (c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	1.57	1.24		(.61)		1.80		.51

Less: Dividends and Distributions

Dividends from net investment income	(.21)	(.09)		(.52)		(.84)		(.01)
Distributions from net realized gain on investment transactions	(.02)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.09)		(.52)		(.84)		(.01)

Net asset value, end of period	$ 18.11	$ 16.77		$ 15.62		$ 16.75		$ 15.79

Total Return

Total investment return based on net asset value(d)*	9.39%	7.99%		(3.81)%		12.00	%(e)	3.34	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$190,591	$194,924		$202,193		$243,518		$228,036

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)	1.36%	1.37%		1.28%		1.29%		1.28%

Expenses, before waivers/reimbursements(f)(g)	1.37%	1.37%		1.29%		1.30%		1.30%

Net investment income (loss)(b)	(.06)%	.47%		.94%		.79%		.96	%†

Portfolio turnover rate	20%	3%		9%		30%		79%

See footnote summary on page 99.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2020	2019		2018		2017		2016

Net asset value, beginning of period	$ 15.26	$ 14.24		$ 15.17		$ 14.37		$ 14.01

Income From Investment Operations

Net investment income (loss)(a)(b)	(.15)	(.04)		.03		(.07)		.03†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.46	1.06		(.70)		1.60		.33
Contributions from Affiliates	.00 (c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	1.31	1.02		(.67)		1.53		.36

Less: Dividends and Distributions

Dividends from net investment income	(.05)	– 0	–	(.26)		(.73)		– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.07)	– 0	–	(.26)		(.73)		– 0	–

Net asset value, end of period	$ 16.50	$ 15.26		$ 14.24		$ 15.17		$ 14.37

Total Return

Total investment return based on net asset value(d)*	8.57%	7.16%		(4.50)%		11.18	%(e)	2.57	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,382	$4,115		$7,588		$12,188		$40,885

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)	2.12%	2.13%		2.04%		2.05%		2.03%

Expenses, before waivers/reimbursements(f)(g)	2.13%	2.13%		2.05%		2.06%		2.05%

Net investment income (loss)(b)	(1.02)%	(.30)%		.17%		(.46)%		.18	%†

Portfolio turnover rate	20%	3%		9%		30%		79%

See footnote summary on page 99.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2020	2019		2018		2017		2016

Net asset value, beginning of period	$ 16.93	$ 15.77		$ 16.92		$ 15.94		$ 15.41

Income From Investment Operations

Net investment income(a)(b)	.01	.12		.20		.19		.16†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.62	1.17		(.79)		1.67		.40
Contributions from Affiliates	.00 (c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	1.63	1.29		(.59)		1.86		.56

Less: Dividends and Distributions

Dividends from net investment income	(.25)	(.13)		(.56)		(.88)		(.03)
Distributions from net realized gain on investment transactions	(.02)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.27)	(.13)		(.56)		(.88)		(.03)

Net asset value, end of period	$ 18.29	$ 16.93		$ 15.77		$ 16.92		$ 15.94

Total Return

Total investment return based on net asset value(d)*	9.68%	8.27%		(3.58)%		12.38	%(e)	3.55	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$12,153	$14,632		$13,201		$17,200		$12,960

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)	1.12%	1.12%		1.03%		1.04%		1.03%

Expenses, before waivers/reimbursements(f)(g)	1.12%	1.12%		1.04%		1.05%		1.05%

Net investment income(b)	.06%	.72%		1.20%		1.19%		1.06	%†

Portfolio turnover rate	20%	3%		9%		30%		79%

See footnote summary on page 99.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2020	2019		2018		2017		2016

Net asset value, beginning of period	$ 16.61	$ 15.47		$ 16.59		$ 15.61		$ 15.15

Income From Investment Operations

Net investment income (loss)(a)(b)	(.18)	.00	(c)	.09		.06		.06†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.68	1.18		(.75)		1.67		.40
Contributions from Affiliates	.00 (c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	1.50	1.18		(.66)		1.73		.46

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.04)		(.46)		(.75)		– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.04)		(.46)		(.75)		– 0	–

Net asset value, end of period	$ 17.94	$ 16.61		$ 15.47		$ 16.59		$ 15.61

Total Return

Total investment return based on net asset value(d)*	9.03%	7.63%		(4.11)%		11.63	%(e)	3.04	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$627	$1,373		$1,952		$2,526		$2,743

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)	1.70%	1.71%		1.62%		1.63%		1.61%

Expenses, before waivers/reimbursements(f)(g)	1.71%	1.71%		1.63%		1.64%		1.62%

Net investment income (loss)(b)	(1.11)%	.00	%(h)	.58%		.36%		.41	%†

Portfolio turnover rate	20%	3%		9%		30%		79%

See footnote summary on page 99.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2020	2019		2018		2017		2016

Net asset value, beginning of period	$ 16.72	$ 15.58		$ 16.71		$ 15.75		$ 15.25

Income From Investment Operations

Net investment income (loss)(a)(b)	(.02)	.07		.15		.10		.15†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.58	1.16		(.77)		1.68		.36
Contributions from Affiliates	.00 (c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	1.56	1.23		(.62)		1.78		.51

Less: Dividends and Distributions

Dividends from net investment income	(.20)	(.09)		(.51)		(.82)		(.01)
Distributions from net realized gain on investment transactions	(.02)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.22)	(.09)		(.51)		(.82)		(.01)

Net asset value, end of period	$ 18.06	$ 16.72		$ 15.58		$ 16.71		$ 15.75

Total Return

Total investment return based on net asset value(d)*	9.35%	7.93%		(3.80)%		12.00	%(e)	3.27	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,312	$1,313		$1,147		$1,265		$1,809

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)	1.40%	1.40%		1.31%		1.31%		1.30%

Expenses, before waivers/reimbursements(f)(g)	1.40%	1.40%		1.32%		1.33%		1.31%

Net investment income (loss)(b)	(.13)%	.43%		.91%		.66%		1.00	%†

Portfolio turnover rate	20%	3%		9%		30%		79%

See footnote summary on page 99.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2020	2019		2018		2017		2016

Net asset value, beginning of period	$ 16.91	$ 15.76		$ 16.90		$ 15.94		$ 15.39

Income From Investment Operations

Net investment income(a)(b)	.04	.13		.20		.18		.29†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.60	1.16		(.77)		1.69		.30
Contributions from Affiliates	.00 (c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	1.64	1.29		(.57)		1.87		.59

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.14)		(.57)		(.91)		(.04)
Distributions from net realized gain on investment transactions	(.02)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.28)	(.14)		(.57)		(.91)		(.04)

Net asset value, end of period	$ 18.27	$ 16.91		$ 15.76		$ 16.90		$ 15.94

Total Return

Total investment return based on net asset value(d)*	9.72%	8.27%		(3.52)%		12.39	%(e)	3.81	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,063	$3,095		$2,083		$2,467		$2,218

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)	1.06%	1.07%		.98%		.93%		.86%

Expenses, before waivers/reimbursements(f)(g)	1.07%	1.07%		.98%		.95%		.87%

Net investment income(b)	.21%	.78%		1.25%		1.14%		1.88	%†

Portfolio turnover rate	20%	3%		9%		30%		79%

See footnote summary on page 99.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2020, ended November 30, 2018, November 30, 2017 and November 30, 2016, such waiver amounted to .01%, .01%, .01% and .02%, respectively.

(g)	The expense ratios presented below exclude interest/bank overdraft expense, if any:

	Year Ended November 30,
	2020	2019	2018	2017	2016
Class A
Net of waivers/reimbursements	1.36%	1.35%	1.27%	1.29%	1.28%
Before waivers/reimbursements	1.37%	1.36%	1.28%	1.30%	1.29%
Class C
Net of waivers/reimbursements	2.12%	2.11%	2.03%	2.05%	2.03%
Before waivers/reimbursements	2.13%	2.11%	2.04%	2.06%	2.05%
Advisor Class
Net of waivers/reimbursements	1.12%	1.10%	1.02%	1.04%	1.03%
Before waivers/reimbursements	1.12%	1.11%	1.03%	1.05%	1.05%
Class R
Net of waivers/reimbursements	1.70%	1.69%	1.62%	1.63%	1.61%
Before waivers/reimbursements	1.71%	1.69%	1.62%	1.64%	1.62%
Class K
Net of waivers/reimbursements	1.40%	1.38%	1.30%	1.31%	1.29%
Before waivers/reimbursements	1.40%	1.38%	1.31%	1.33%	1.31%
Class I
Net of waivers/reimbursements	1.06%	1.05%	.97%	.93%	.85%
Before waivers/reimbursements	1.07%	1.05%	.97%	.95%	.87%

(h)	Amount is less than .005%.

†	For the year ended November 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.06%	.06%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2020, November 30, 2019, November 30, 2018, November 30, 2017 and November 30, 2016 by .01%, .31%, .01%, .81% and .01%, respectively.

Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlement, which enhanced the Fund’s performance for the year ended November 30, 2017 by .02%.

See notes to consolidated financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Global Risk Allocation Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AB Global Risk Allocation Fund, Inc. (the “Fund”), including the consolidated portfolio of investments, as of November 30, 2020, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at November 30, 2020, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 27, 2021

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2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2020. For individual shareholders, the Fund designates 47.14% of dividends paid as qualified dividend income. For corporate shareholders, 14.71% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 30.98% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Quantitative Investment Team. Messrs. Loewy and Zhu are the investment professionals with the most significant responsibilities for the day-to-day management of the Fund’s portfolio.

*	Mr. Keith is expected to retire from the Adviser effective June 30, 2021.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) since 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	74	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser. Mr. Keith is expected to retire from the Adviser effective June 30, 2021.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith^ 60	President and Chief Executive Officer	See biography above.

Daniel J. Loewy 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Leon Zhu 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Keith is expected to retire from the Adviser effective June 30, 2021.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Global Risk Allocation Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised

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by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees

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charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the

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expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 117

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

118 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

NOTES

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 119

NOTES

120 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

AB GLOBAL RISK ALLOCATION FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GRA-0151-1120

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Risk Allocation	2019	$99,392	$—	$69,825
	2020	$99,392	$—	$39,858

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Risk Allocation	2019	$813,881	$69,825
			$—
			$(69,825)
	2020	$923,801	$39,858
			$—
			$(39,858)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Risk Allocation Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 29, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: January 29, 2021